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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08553

Evergreen International Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street
Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for 5 of its series, Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund, for the year ended October 31, 2003. These 5 series have a 10/31fiscal year end.

Date of reporting period: October 31, 2003

Item 1 - Reports to Stockholders.

Evergreen Emerging Markets Growth Fund

Evergreen Emerging Markets Growth Fund: Annual Report as of October 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
26	INDEPENDENT AUDITORS' REPORT
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2003

Dennis H. Ferro President and Chief Executive Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen Emerging Markets Growth Fund, which covers the 12-month period ended October 31, 2003.

The beginning of the most recent 12-month investment period was characterized by little optimism and plenty of doubt. The financial markets remained volatile in the summer of 2002, and stocks continued to swoon. Economic data was mixed and questions of corporate credibility remained fresh in everyone's mind. Fears of terror were pervasive and the U.S. was pressuring the United Nations to take action on Iraq. As a result, investors faced a huge challenge in October as the major equity market indexes dropped below their five-year lows achieved the previous July. Fortunately, equities rallied handsomely at this critical juncture as improving fundamentals, including signs of economic and profit growth, became more evident. Indeed, the first two months of the fourth quarter witnessed a solid rally for stocks in the range of 20%. Unfortunately, once the major market indices paused to take a breather in late November, it became apparent that the renewed optimism for investors was premature.

Ordinarily a healthy experience after such a surge, this pullback was accompanied by slower economic growth. The manufacturing sector weakened and the unemployment rate continued to climb. Consumer confidence waned and investors sought solace in U.S. Treasuries, which continued to perform well. In addition to the weak economic fundamentals, the uncertain geopolitical environment provided yet another major uncertainty with which investors had to contend in the New Year. As investors wrestled with these issues, global tensions worsened throughout early 2003. When the diplomatic efforts

1

LETTER TO SHAREHOLDERS continued

unraveled at the United Nations and war with Iraq seemed imminent, stocks once again revisited their five-year lows in early March.

While the threat of war was big enough to keep many investors away from stocks, it turned out that the uncertainty of war played a bigger role than the war itself. Ironically, as war approached and immediately after the conflict's inception, money poured back into the equity market. The Dow Jones Industrial Average experienced its best week in more than 20 years and over the span of just eight trading days, the value of the Wilshire 5000, a broad market index, expanded by $1 trillion. Overall market trends remained solid, though, and the administration again focused on the domestic economy and the proposed changes to fiscal policy. The passage of the new tax law resulted in greater optimism for equity performance, as many investors found comfort in the possibility that dividends could become a larger portion of total return potential. The monetary and fiscal stimulus being applied to the U.S. and international economy, through interest-rate reductions and tax cuts, encouraged hopes that global economic growth would begin to accelerate. After three years of persistent dismay, the renewed confidence of investors was a refreshing experience.

Yet just as the equity markets had strengthened their foundation, misperceptions about monetary policy threatened the financial markets. While currency movements were volatile, the weakening of the U.S. dollar on international currency exchanges relative to most foreign currencies, including the euro, the British pound sterling and the Japanese yen, helped the performance of investments denominated in those currencies. At the conclusion of its May meeting, the Federal Reserve hinted about its concerns for deflation. But at the conclusion of its June meeting, the Fed reduced rates by just 25 basis points, and not the expected one half point cut universally assumed. Soon after, Chairman Greenspan, in testimony to congressional banking committees, expressed optimism for economic growth in excess of 4% in 2004. Was this a Fed that was taking rates to zero? Obviously not, and

2

LETTER TO SHAREHOLDERS continued

the market drove the yield on the 10-year Treasury from 3.1% to 4.6% in just six weeks.

The bond market began to stabilize in August as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. Fed parlance indicated "monetary policy would remain accommodative for a considerable period." In addition, the majority of economic data remained strong during the summer months and equities, despite the volatility in the bond market, managed to hold onto much of their YTD gains. Moreover, when sovereign government bonds from major non-U.S. countries became relatively expensive in the second half of the period, rising expectations of a global economic recovery helped lift the performance of corporate bonds as well as equities. Solid economic growth resulted in significantly higher corporate profit growth, and the equity markets finished the period at the highest levels in more than a year.

As always, we recommend that investors attempt to participate in the financial markets with a fully diversified, long-term emphasis in their investment portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a new feature that presents a detailed Q&A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of October 31, 2003

MANAGEMENT TEAM

Liu-Er Chen,CFA
International Equity Team
Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 9/6/1994

	Class A	Class B	Class C	Class I
Class inception date	9/6/1994	9/6/1994	9/6/1994	9/6/1994

Average annual return*

1 year with sales charge	39.77%	42.40%	44.97%	N/A

1 year w/o sales charge	48.34%	47.40%	47.40%	48.69%

5 year	5.89%	6.10%	6.22%	7.49%

Since portfolio inception	0.90%	0.81%	0.70%	1.84%

*Adjusted for maximum applicable sales charge, unless noted.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Emerging Markets Growth Fund Class A shares,1 versus a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) and the Consumer Price Index (CPI).

The MSCI EMF is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 48.34% for the twelve-month period ended October 31, 2003, excluding any applicable sales charges. During the same period, the fund's benchmark MSCI EMF returned 48.74%.

For the period, interest rates were low, while the U.S. dollar was declining on international currency exchanges. Both these factors helped to inject new liquidity into the emerging markets. Meanwhile, rising commodity prices and heightened expectations for a global economic recovery also encouraged investments in the emerging markets.

In general, stocks of companies in developing markets were selling at very low valuations at the start of the 12-month period. Moreover, emerging market companies were highly leveraged -- closely linked -- to any improvement in the global economic outlook. After undergoing a severe slump in a global economic slowdown, companies in the emerging markets tended to be lean and cost-efficient. Any increase in revenues by emerging market companies was likely to be quickly translated into profits.

As the global economy began to recover, emerging stocks were poised to move off the bottoms to which they had fallen.

The markets in Russia, Brazil, India and China tended to have the most dramatic, positive performance. Normally, each of these countries poses somewhat higher risk than the emerging markets in general, but they all were well positioned for the rally that occurred in the 12-month period.

The Russian market was helped both by increased political stability under President Putin and by rising commodity prices, particularly in oil. As Russia has emerged into a major supplier of oil on world markets, several oil companies in which we invested posted strong gains. Lukoil and several other oil companies appreciated strongly, as did Unified Energy Systems, a utility, and Mobile Telesystems, a wireless telecommunications service provider.

Stocks in Brazil had fallen to extremely depressed valuations because of concerns about the presidential election in the country and because of continued worries about the effects of the economic crisis in neighboring Argentina. We slightly overweighted the Brazilian market as we saw new evidence of political stabilization. As a result, we gained the benefits of a strong stock recovery. In Brazil, we tended to have a diversified portfolio, owning utilities, banks and other stocks that benefited from the improving outlook.

India was the beneficiary of a global economic recovery, highly efficient companies that were poised to greatly improve their earnings in a recovery, and the global trend to increased outsourcing. India has become an effective competitor in the development of software and operating technology service and telephone call centers. We invested in many highly cyclical companies in India, led by Reliance Industries, a diversified industrial company whose operations include energy exploration and production and chemical manufacturing.

China has emerged as a major factor in the global economy and a highly efficient competitor in offering low-cost manufacturing operations. Virtually all major global producers have some type of manufacturing operation in China. During the period, China recovered from its previous deflationary environment and began a strong cyclical recovery. Among the successful investments in China was Techtronic, a global leader in the manufacture of power equipment, and several companies that build and operate toll-collecting highways, including Sichuan Expressway.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

2 Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2003.

The foreign stock style box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of October 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS A	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$7.51	$6.72	$8.56	$9.32	$7.90
Income from investment operations
Net investment income (loss)	0.05	0.01	-0.02	-0.06	-0.01
Net realized and unrealized gains or losses on securities and foreign currency related transactions	3.58	0.78[2]	-1.82	-0.70	1.44
Total from investment operations	3.63	0.79	-1.84	-0.76	1.43
Distributions to shareholders from
Net investment income	0	0	0	0	-0.01
Net asset value, end of period	$11.14	$7.51	$6.72	$8.56	$9.32
Total return[3]	48.34%	11.76%	-21.50%	-8.15%	18.16%
Ratios and supplemental data
Net assets, end of period (thousands)	$28,708	$19,302	$3,949	$6,331	$8,390
Ratios to average net assets
Expenses[4]	1.83%	1.79%	2.35%	2.18%	2.16%
Net investment income (loss)	0.55%	0.14%	-0.26%	-0.58%	-0.09%
Portfolio turnover rate	87%	89%	45%	57%	205%

[1]   Net investment income (loss) per share is based on average shares outstanding during the period.

[2]   The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS B	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$7.11	$6.41	$8.22	$9.01	$7.69
Income from investment operations
Net investment loss	-0.02	-0.05	-0.07	-0.14	-0.08
Net realized and unrealized gains or losses on securities and foreign currency related transactions	3.39	0.75[2]	-1.74	-0.65	1.41
Total from investment operations	3.37	0.70	-1.81	-0.79	1.33
Distributions to shareholders from
Net investment income	0	0	0	0	-0.01
Net asset value, end of period	$10.48	$7.11	$6.41	$8.22	$9.01
Total return[3]	47.40%	10.92%	-22.02%	-8.77%	17.32%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,889	$3,616	$1,690	$2,379	$3,452
Ratios to average net assets
Expenses[4]	2.55%	2.63%	3.10%	2.93%	2.90%
Net investment loss	-0.19%	-0.64%	-0.98%	-1.32%	-0.97%
Portfolio turnover rate	87%	89%	45%	57%	205%

[1]   Net investment loss per share is based on average shares outstanding during the period.

[2]   The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS C	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$7.11	$6.42	$8.23	$9.02	$7.68
Income from investment operations
Net investment loss	-0.03	-0.04	-0.07	-0.14	-0.08
Net realized and unrealized gains or losses on securities and foreign currency related transactions	3.40	0.73[2]	-1.74	-0.65	1.43
Total from investment operations	3.37	0.69	-1.81	-0.79	1.35
Distributions to shareholders from
Net investment income	0	0	0	0	-0.01
Net asset value, end of period	$10.48	$7.11	$6.42	$8.23	$9.02
Total return[3]	47.40%	10.75%	-21.99%	-8.76%	17.60%
Ratios and supplemental data
Net assets, end of period (thousands)	$5,849	$2,950	$527	$578	$1,024
Ratios to average net assets
Expenses[4]	2.58%	2.57%	3.10%	2.93%	2.90%
Net investment loss	-0.32%	-0.54%	-0.96%	-1.30%	-0.96%
Portfolio turnover rate	87%	89%	45%	57%	205%

[1]   Net investment loss per share is based on average shares outstanding during the period.

[2]   The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS I1	2003[2]	2002[2]	2001[2]	2000[2]	1999[2]

Net asset value, beginning of period	$7.66	$6.83	$8.67	$9.41	$7.96
Income from investment operations
Net investment income (loss)	0.08	0.03	0	-0.04	0
Net realized and unrealized gains or losses on securities and foreign currency related transactions	3.65	0.80[3]	-1.84	-0.70	1.47
Total from investment operations	3.73	0.83	-1.84	-0.74	1.47
Distributions to shareholders from
Net investment income	0	0	0	0	-0.02
Net asset value, end of period	$11.39	$7.66	$6.83	$8.67	$9.41
Total return	48.69%	12.15%	-21.22%	-7.86%	18.57%
Ratios and supplemental data
Net assets, end of period (thousands)	$170,243	$136,714	$34,178	$47,992	$52,372
Ratios to average net assets
Expenses[4]	1.54%	1.55%	2.10%	1.94%	1.91%
Net investment income (loss)	0.88%	0.34%	0.02%	-0.36%	0.04%
Portfolio turnover rate	87%	89%	45%	57%	205%

[1]   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

[2]   Net investment income (loss) per share is based on average shares outstanding during the period.

[3]   The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

October 31, 2003

	Country	Shares	Value

COMMON STOCKS 97.7%
CONSUMER DISCRETIONARY 8.2%
Auto Components 0.3%
Cheng Shin Rubber Industries Co., Ltd.	Taiwan	426,600	$ 597,215
Tong Yang Industry Co., Ltd. *	Taiwan	181	275
597,490
Automobiles 3.3%
Bajaj Auto, Ltd.	India	106,600	2,152,817
China Motor Co.	Taiwan	7,225	13,734
Hero Honda Motors, Ltd.	India	288,000	2,246,108
Hyundai Motor Co., Ltd.	South Korea	60,000	2,000,000
Perusahaan Otomobil Nasional Berhad	Malaysia	215,000	458,289
6,870,948
Hotels, Restaurants & Leisure 1.2%
Genting Berhad	Malaysia	167,000	813,026
Huangshan Tourism	China	200,000	97,000
Indian Hotels Co., Ltd., GDR	India	142,600	1,107,573
Tanjong plc	Malaysia	200,000	578,947
2,596,546
Household Durables 0.8%
Techtronic Industries	Hong Kong	650,000	1,790,680
Media 1.3%
Grupo Televisa SA, ADR	Mexico	30,050	1,164,437
Hurriyet Gazetecilik ve Matbaacilik A. S.	Turkey	170,000,000	450,084
I-Cable Communication	Hong Kong	2,000,000	507,209
Television Broadcasts, Ltd.	Hong Kong	150,000	710,608
2,832,338
Multi-line Retail 0.9%
Wal-Mart de Mexico SA de CV, Class C	Mexico	300,000	781,194
Wal-Mart de Mexico SA de CV, Class V	Mexico	380,088	1,060,191
1,841,385
Specialty Retail 0.2%
Siam Makro Public Co., Ltd.	Thailand	380,000	323,769
Textiles, Apparel & Luxury Goods 0.2%
Far East Textile, Inc.	Taiwan	53,092	29,418
Yue Yuen Industrial Holdings	Bermuda	150,000	423,854
453,272
CONSUMER STAPLES 4.0%
Beverages 1.6%
Coca-Cola Femsa SA de CV, ADR	Mexico	28,000	565,600
Fomento Economico Mexicano SA, ADR, Ser. B	Mexico	60,004	2,143,343
Grupo Continental SA	Mexico	125,100	172,493
Grupo Modelo SA de CV, Ser. C	Mexico	230,000	578,120
3,459,556
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food & Staples Retailing 0.5%
President Chain Store Corp.	Taiwan	690,000	$ 1,067,639
Household Products 1.0%
Kuala Lumpur Kepong Berhad	Malaysia	311,000	540,158
Nien Made Enterprise	Taiwan	251,200	396,086
PT Unilever Indonesia Tbk	Indonesia	3,000,000	1,138,704
2,074,948
Personal Products 0.9%
Pacific Corp.	South Korea	13,500	1,853,612
ENERGY 9.6%
Energy Equipment & Services 0.7%
Unified Energy Systems, GDR	Russia	60,000	1,535,400
Multi-Utilities & Unregulated Power 0.4%
Tata Power Co.	India	142,000	738,826
Oil & Gas 8.5%
China Oilfield	China	2,000,000	579,300
CNOOC, Ltd., ADR	United States	15,000	564,750
LUKOIL Holding, ADR	Russia	20,000	1,626,000
Mol Magyar Olaj Es Gazipari, GDR	Hungary	25,000	777,500
Petroleo Brasileiro SA, ADR	Brazil	117,370	2,693,171
PTT Exploration & Production plc	Thailand	215,300	1,025,110
PTT Public Co.	Thailand	525,000	1,282,734
Pusan City Gas Co.	South Korea	15,000	155,893
Reliance Industries, Ltd., GDR, 144A	India	40,400	965,560
SK Corp. *	South Korea	98,913	1,913,906
Surgutneftegaz	Russia	4,000,000	1,272,000
Surgutneftegaz, ADR	Russia	87,400	2,171,016
Tupras-Turkiye Petrol Rafinerileri AS	Turkey	100,000,000	816,189
YUKOS Corp., ADR *	Russia	42,850	1,979,670
17,822,799
FINANCIALS 16.3%
Commercial Banks 13.2%
Akbank Turk Anonim Sirket	Turkey	199,999,510	937,603
Banco Bradesco SA, ADR	Brazil	90,000	1,889,100
Banco Itau SA	Brazil	9,890,000	811,505
Banco Itau SA, ADR	Brazil	15,000	612,750
Banco Santander, ADR	Chile	300	7,128
Bangkok Bank Public Co., Ltd. *	Thailand	280,000	656,058
Bank Hapoalim, Ltd.	Israel	400,000	843,089
Bank Leumi Le Israel	Israel	500,000	783,441
Bank of Mandiri	Indonesia	8,000,000	894,486
Bank of Philip Island	Philippines	500,000	410,835
Bank Polska Kasa Opieki Grupa	Poland	40,068	1,143,096
BBVA Bancomer, Ser. B	Mexico	868,495	737,357
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
Bk Pan Indonesia	Indonesia	18,000,000	$ 593,185
Bk Rakyat	Indonesia	3,500,000	364,047
Cathay Financial Holding Co., Ltd.	United States	115,000	1,906,700
China Trust Financial Holding Co.	Taiwan	616,136	641,014
Equitable Pci Bank	Philippines	386,200	258,048
First Financial Holding Co., Ltd.	United States	25,000	335,000
Grupo Financiero Banorte SA de CV, Ser. O	Mexico	179,000	582,640
Komercni Banka AS	Czech Republic	8,000	712,639
Kookmin Bank	South Korea	78,687	2,872,225
Malayan Banking Berhad	Malaysia	397,500	1,066,974
Metro Bank & Trust	Philippines	800,000	397,291
Nedcor, Ltd.	South Africa	175,000	1,601,866
OTP Bank	Hungary	70,000	854,533
Public Bank Berhad	Malaysia	812,500	564,474
Shinhan Financial Group Co., Ltd.	South Korea	64,000	919,307
Sime Darby Berhad	Malaysia	456,000	672,000
SinoPac Holdings Co.	Taiwan	2,141,874	1,161,523
Standard Bank Investment Corp., Ltd.	South Africa	200,000	970,854
Thailand Farmers Bank Public Co., Ltd. *	Thailand	415,000	462,787
Turkiye Garanti Bankasi SA	Turkey	400,000,000	937,605
27,601,160
Diversified Financial Services 1.8%
Ayala Corp.	Philippines	2,601,600	239,605
Daewoo Securities	South Korea	180,000	681,369
Haci Omer Sabanci Holdings	Turkey	353,005,202	1,500,123
Samsung Securities Co.	South Korea	65,584	1,402,007
3,823,104
Insurance 0.4%
Samsung Fire & Marine Insurance Co., Ltd.	South Korea	13,222	755,224
Real Estate 0.8%
China Everbright Pacific, Ltd.	Hong Kong	2,000,000	1,094,233
Kerry Properties, Ltd.	Hong Kong	375,000	497,232
1,591,465
Trading Companies & Distributors 0.1%
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	150,000	326,339
HEALTH CARE 3.1%
Biotechnology 0.3%
LG Life Sciences, Ltd. *	South Korea	366	11,365
Tong Ren Tang Technologies Co., Ltd.	China	300,000	575,438
586,803
Health Care Equipment & Supplies 0.9%
LG Household & Health	South Korea	80,690	1,830,610
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 1.9%
Dr. Reddy's Laboratories, Ltd.	United States	30,000	$ 799,800
Richter Gedeon, Ltd.	Hungary	11,000	1,127,200
Samchully Pharmaceutical Co., Ltd.	South Korea	10,000	373,468
Slovakofarma AS, GDR	Slovakia	195,000	523,906
Slovakofarma AS, GDR, 144A	Slovakia	55,000	147,769
Teva Pharmaceutical Industries, Ltd.	Israel	20,000	1,155,130
4,127,273
INDUSTRIALS 8.6%
Aerospace & Defense 0.5%
M Systems Flash Disk Pioneers, Ltd. *	United States	50,000	990,000
Airlines 0.5%
Korean Air Lines	South Korea	80,000	1,068,019
Building Products 0.4%
Asia Aluminun Holdings	Hong Kong	2,100,000	416,323
Gujarat Ambuja Cement, Ltd.	India	66,000	368,010
784,333
Commercial Services & Supplies 1.1%
Ase Test, Ltd. *	China	106,600	1,329,302
China Yuchai International, Ltd.	Bermuda	35,000	1,046,500
2,375,802
Construction & Engineering 0.2%
Tae Young Corp	South Korea	12,000	469,455
Industrial Conglomerates 1.9%
Daewoo International	South Korea	100,000	458,809
Godrej & Boyce Co., Ltd.	India	55,369	178,068
King Yuan Electronics Co., Ltd.	Taiwan	700,000	629,237
Reliance Industries, Ltd.	India	238,217	2,556,154
YTL Corp.	Malaysia	193,800	234,600
4,056,868
Marine 1.5%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. *	South Korea	100,000	1,343,473
Evergreen Marine Corp.	Taiwan	8,771	7,703
Malaysia International Shipping Corp.	Malaysia	400,000	1,284,211
Wan Hai Lines Co., Ltd.	Taiwan	390,320	381,922
3,017,309
Road & Rail 0.7%
Dazhong Transportation Co.	China	160,000	117,440
MTR Corp.	Hong Kong	1,000,000	1,351,699
1,469,139
Trading Companies & Distributors 0.3%
Sam Lip Industries	South Korea	70,000	566,033
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Transportation Infrastructure 1.5%
Jiangsu Expressway	Hong Kong	3,400,000	$ 1,717,945
Shenzhen Chiwan	China	350,000	526,262
Sichuan Expressway Co., Ltd.	Hong Kong	6,500,000	953,913
3,198,120
INFORMATION TECHNOLOGY 12.8%
Computers & Peripherals 1.9%
Asustek Computer, Inc.	Taiwan	449,302	1,072,604
Ges International	Singapore	1,500,000	560,393
Quanta Computer, Inc.	Taiwan	822,060	2,241,101
3,874,098
Diversified Telecommunication Services 0.1%
Indosat, ADR	Peru	10,000	137,700
Electronic Equipment & Instruments 0.2%
Magal Security Systems, Ltd.	United States	51,500	448,050
Internet Software & Services 0.6%
Digital China Holdings, Ltd.	Bermuda	1,513,000	521,019
Sohu.com, Inc.	United States	10,000	345,000
Tom.Com	Cayman Island	1,500,000	482,750
1,348,769
Semiconductors & Semiconductor Equipment 10.0%
Advanced Semiconductor Engineering, Inc. *	Taiwan	1,309,684	1,215,887
Advanced Semiconductor Engineering, Inc., ADR *	Taiwan	82,500	386,100
Chartered Semiconductor Manufacturing, ADR *	Singapore	5,000	49,150
Samsung Electronics Co., Ltd.	South Korea	27,550	10,345,163
Siliconware Precision Industries Co. *	Taiwan	770,020	737,567
Siliconware Precision Industries Co., ADR *	Taiwan	130,300	643,682
Taiwan Semiconductor Manufacturing Co., Ltd. *	Taiwan	848,818	1,676,122
Taiwan Semiconductor Manufacturing Co., Ltd., ADR *	Taiwan	200,000	2,212,000
United Microelectronics Corp. *	Taiwan	1,362,676	1,249,019
United Microelectronics Corp., ADR *	Taiwan	468,045	2,457,236
20,971,926
MATERIALS 13.4%
Chemicals 1.3%
Formosa Chemical & Fiber Corp.	Taiwan	236,040	375,661
Formosa Plastic Corp.	Taiwan	259,353	397,476
Honam Petrochemical Corp.	South Korea	25,000	1,001,267
Nan Ya Plastic Corp.	Taiwan	689,968	921,178
Thai Olefin Public	Thailand	133,000	100,987
2,796,569
See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Construction Materials 1.1%
Cemex SA de CV, ADR	Mexico	72,414	$ 1,737,936
Lafarge Malayan Cement Berhad	Malaysia	691,400	176,489
Semen Gresik	Indonesia	430,500	425,610
2,340,035
Metals & Mining 10.8%
Anglo American Platinum Corp.	South Africa	20,405	874,593
Anglo American plc	South Africa	98,260	2,006,287
Anglo American plc, ADR	South Africa	170,000	3,474,800
AngloGold, Ltd., ADR	South Africa	40,000	1,545,600
China Steel	Taiwan	50,000	800,000
Companhia Vale do Rio Doce, ADR	Brazil	15,000	686,250
Compania de Minas Buenaventura SA, ADR	Peru	30,000	1,428,600
Gerdau SA	Brazil	24,375	355,242
Goldfields Ltd., ADR	South Africa	65,000	930,800
Grupo Mexico SA de CV	Mexico	300,000	526,221
Harmony Gold Mining Ltd., ADR	South Africa	80,000	1,209,600
Hindalco Industries, Ltd.	India	50,000	1,211,882
Impala Platinum Holdings, Ltd.	South Africa	20,000	1,840,874
JSC MMC Norilsk Nickel, ADR *	Russia	40,000	2,068,000
Minera El Brocal	Peru	450	693
Pohang Iron & Steel	South Korea	20,000	2,332,066
Southern Peru Copper Corp.	United States	20,000	569,200
Tata Iron & Steel Co., Ltd.	India	100,000	790,931
22,651,639
Paper & Forest Products 0.2%
Aracruz Celulose SA, ADR	Brazil	10,000	281,000
TELECOMMUNICATION SERVICES 16.8%
Diversified Telecommunication Services 9.9%
Advance Telecomunicaciones SA	Argentina	2,300	1
China Telecom Corp., Ltd., ADR	China	40,000	1,299,600
China Unicom, Ltd., ADR	Hong Kong	80,000	732,800
Chunghwa Telecom Co., Ltd., ADR	United States	101,000	1,563,480
CIA Anonima Nacional Telefonos de Venezuela, ADR	Venezuela	30,000	448,800
Companhia de Telecom de Chile SA, ADR	Chile	5,600	85,288
KT Corp., ADR	South Korea	250,000	4,927,500
KT Freetel, Ltd.	South Korea	51,000	904,943
Mahanagar Telephone Nigam, Ltd.	India	90,963	440,261
Philippine Long Distance Telephone Co., ADR	Philippines	20,000	276,000
PT Telekomunikasi Indonesia, ADR	Peru	10,000	142,000
Shin Corp. plc	Thailand	836,000	486,034
Tele Centro Oeste Celular Participacoes SA, ADR	Brazil	100,000	870,000
Tele Norte Leste Participacoes SA, ADR	Brazil	60,039	850,753
Telecomasia Corp. plc *	Thailand	103,579	0
Telefonica De Argentina SA, ADR	Argentina	65,400	627,840
See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES continued
Diversified Telecommunication Services continued
Telefonos de Mexico SA de CV, ADR	Mexico	110,088	$ 3,539,329
Telekom Malaysia Berhad	Malaysia	423,000	1,024,105
Telemar Norte	Brazil	50,881,404	1,039,480
Telesp Telecomunicacoes de Sao Paulo SA	Brazil	24,600,000	351,736
Vads Berhad	Malaysia	5,000	3,421
Vimpel-Communications, ADR *	Russia	18,250	1,188,075
20,801,446
Wireless Telecommunications Services 6.9%
Advanced Info Service, Ltd., ADR	Thailand	390,000	589,813
America Movil SA de CV, ADR, Ser. L	Mexico	90,088	2,144,095
China Mobile Hong Kong, Ltd., ADR	Hong Kong	170,000	2,408,900
Mobile Telesystems, ADR	Russia	5,600	433,944
SK Telecom Co., Ltd.	South Korea	8,570	1,513,418
SK Telecom Co., Ltd., ADR	South Korea	153,260	3,003,896
Taiwan Cellular	Taiwan	1,040,164	935,013
Tele Celular Sul Participacoes, ADR	Brazil	21,000	258,300
Telefonica Moviles	Argentina	12,020	4
Telemig Celular Participacoes SA, ADR	Brazil	33,000	1,051,050
Turkcell Iletisim Hizmetleri, ADR *	Turkey	110,000	2,090,000
14,428,433
UTILITIES 4.9%
Electric Utilities 3.2%
Centrais Eletricas Brasileiras, ADR, Class B	Brazil	50,000	317,500
CEZ	Czech Republic	100,000	511,566
Companhia Energetica de Minas Gerais, ADR	Spain	50,000	732,000
Companhia Paranaense de Energia-Copel, ADR	Brazil	230,000	848,700
Guangdon Electric Co. Ltd.	China	700,000	491,117
Korea Electric Power Corp.	South Korea	100,440	1,939,209
Korea Electric Power Corp., ADR	South Korea	60,000	651,000
Zhejiang Southeast	China	1,800,000	1,278,000
6,769,092
Food & Staples Retailing 0.2%
Companhia Brasileira, ADR	Brazil	15,000	301,950
Gas Utilities 0.9%
Gazprom Oao	Russia	80,000	1,920,000
Multi-Utilities & Unregulated Power 0.6%
Petroleos de Chile SA	Chile	51,863	364,212
Tenaga Nasional Berhad	Malaysia	374,000	944,842
1,309,054
Total Common Stocks			204,876,025
See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

PREFERRED STOCKS 1.6%
CONSUMER STAPLES 0.6%
Beverages 0.4%
Companhia de Bebidas das Americas	Brazil	4,091,500	$ 875,729
Food Products 0.2%
Perdigao SA	Brazil	55,820	341,079
MATERIALS 0.8%
Metals & Mining 0.8%
Companhia Vale do Rio Doce, ADR	Brazil	39,800	1,607,920
UTILITIES 0.2%
Electric Utilities 0.2%
Eletrobras SA, Class B	Brazil	40,000,000	525,838
Total Preferred Stocks			3,350,566
SHORT-TERM INVESTMENTS 0.6%
MUTUAL FUND SHARES 0.6%
Evergreen Institutional U.S. Government Money Market Fund (o)	United States	1,289,156	1,289,156
Total Investments (cost $151,189,785) 99.9%			209,515,747
Other Assets and Liabilities 0.1%			172,187
Net Assets 100.0%			$ 209,687,934

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
*	Non-income producing security

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

The following table shows the percent of total investments by geographic location as of October 31, 2003:
South Korea	21.7%
Taiwan	10.6%
Brazil	7.9%
Mexico	7.5%
South Africa	7.5%
Russia	6.2%
India	6.1%
Hong Kong	6.0%
United States	4.2%
Malaysia	4.0%
Turkey	3.2%
China	3.0%
Thailand	2.4%
Indonesia	1.6%
Israel	1.3%
Hungary	1.3%
Bermuda	1.0%
Peru	0.8%
Philippines	0.8%
Czech Republic	0.6%
Poland	0.5%
Spain	0.3%
Slovakia	0.3%
Argentina	0.3%
Singapore	0.3%
Cayman Island	0.2%
Chile	0.2%
Venezuela	0.2%
100.0%
See Notes to Financial Statements

17

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

Assets
Identified cost of securities	$ 151,189,785
Net unrealized gains on securities	58,325,962

Market value of securities	209,515,747
Foreign currency, at value (cost $757,498)	756,149
Receivable for Fund shares sold	332,080
Dividends receivable	195,392
Prepaid expenses and other assets	31,783

Total assets	210,831,151

Liabilities
Payable for securities purchased	933,812
Payable for Fund shares redeemed	114,984
Advisory fee payable	22,782
Distribution Plan expenses payable	1,586
Due to other related parties	1,717
Accrued expenses and other liabilities	68,336

Total liabilities	1,143,217

Net assets	$ 209,687,934

Net assets represented by
Paid-in capital	$ 198,255,891
Undistributed net investment income	2,413,788
Accumulated net realized losses on securities and foreign currency related transactions	(49,304,101)
Net unrealized gains on securities and foreign currency related transactions	58,322,356

Total net assets	$ 209,687,934

Net assets consists of
Class A	$ 28,707,844
Class B	4,888,756
Class C	5,848,595
Class I	170,242,739

Total net assets	$ 209,687,934

Shares outstanding
Class A	2,577,811
Class B	466,574
Class C	557,925
Class I	14,941,255

Net asset value per share
Class A	$ 11.14
Class A -- Offering price (based on sales charge of 5.75%)	$ 11.82
Class B	$ 10.48
Class C	$ 10.48
Class C -- Offering price (based on sales charge of 1.00%)	$ 10.59
Class I	$ 11.39

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

Investment income
Dividends (net of foreign withholding taxes of $602,880)	$ 4,119,969

Expenses
Advisory fee	2,390,241
Distribution Plan expenses
Class A	63,694
Class B	37,149
Class C	34,987
Administrative services fee	170,817
Transfer agent fees	239,515
Trustees' fees and expenses	2,154
Printing and postage expenses	31,948
Custodian fees	422,766
Registration and filing fees	39,995
Professional fees	20,871
Interest expense	78
Other	3,490

Total expenses	3,457,705
Less: Expense reductions	(461)
Fee waivers and expense reimbursements	(682,823)

Net expenses	2,774,421

Net investment income	1,345,548

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	15,908,608
Foreign currency related transactions	(158,896)

Net realized gains on securities and foreign currency related transactions	15,749,712
Net change in unrealized gains or losses on securities and foreign currency related transactions	53,217,161

Net realized and unrealized gains or losses on securities and foreign currency related transactions	68,966,873

Net increase in net assets resulting from operations	$ 70,312,421

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2003		2002

Operations
Net investment income		$ 1,345,548		$ 267,383
Net realized gains or losses on securities and foreign currency related transactions		15,749,712		(7,877,768)
Net change in unrealized gains or losses on securities and foreign currency related transactions		53,217,161		(12,929,431)

Net increase (decrease) in net assets resulting from operations		70,312,421		(20,539,816)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	7,565,469	62,990,577	7,425,311	61,975,541
Class B	110,018	962,316	166,237	1,386,325
Class C	1,122,264	8,733,772	321,225	2,704,144
Class I	3,548,641	30,554,956	4,888,201	39,632,268

		103,241,621		105,698,278

Automatic conversion of Class B shares to Class A shares
Class A	37,324	312,942	63,574	551,849
Class B	(39,550)	(312,942)	(66,818)	(551,849)

		0		0

Payment for shares redeemed
Class A	(7,595,958)	(63,550,902)	(7,754,406)	(64,868,218)
Class B	(112,620)	(881,884)	(111,655)	(886,865)
Class C	(978,941)	(7,362,485)	(238,270)	(1,817,795)
Class I	(6,465,375)	(54,652,837)	(5,987,661)	(48,674,128)

		(126,448,108)		(116,247,006)

Net asset value of shares issued in acquisitions
Class A	0	0	2,248,891	20,342,753
Class B	0	0	257,306	2,212,003
Class C	0	0	249,507	2,146,401
Class I	0	0	13,952,860	128,625,826

		0		153,326,983

Net increase (decrease) in net assets resulting from capital share transactions		(23,206,487)		142,778,255

Total increase in net assets		47,105,934		122,238,439
Net assets
Beginning of period		162,582,000		40,343,561

End of period		$ 209,687,934		$ 162,582,000

Undistributed net investment income (loss)		$ 2,413,788		$ (6,799)

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Emerging Markets Growth Fund (the "Fund") is a diversified series of Evergreen International Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee. Effective May 21, 2003, a redemption fee of 1.00% may apply to shares of any class redeemed or exchanged within 90 days of the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

21

NOTES TO FINANCIAL STATEMENTS continued

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, passive foreign investment companies and capital loss carryovers acquired in a merger that expired due to income tax regulation limitations.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 1.42% and declining to 1.27% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended October 31, 2003, EIMC waived its fee in the amount of $680,527 and reimbursed expenses relating to Class A shares in the amount of $2,296 which represents 0.40% of the Fund's average daily net assets and 0.01% of the average daily net assets of Class A shares, respectively. Total amounts subject to recoupment as of October 31, 2003 were $621,005.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equip-

22

NOTES TO FINANCIAL STATEMENTS continued

ment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.14% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2003, the Fund paid brokerage commissions of $20,320 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on March 27, 2003.

5. ACQUISITIONS

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Emerging Markets Fund and Evergreen Latin America Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of the Fund. The value of net assets acquired, number of shares issued and unrealized appreciation acquired were as follows:

		Number of
	Value of Net	Shares		Unrealized
Acquired Fund	Assets Acquired	Issued		Appreciation

Wachovia	$ 138,465,989	1,104,628	Class A	$ 26,575,168
Emerging Markets		347	Class B
Fund		3,939	Class C
		13,932,378	Class I
Evergreen Latin	14,860,994	1,144,263	Class A	355,989
America Fund		256,959	Class B
		245,568	Class C
		20,482	Class I

The aggregate net assets of the Fund immediately after these acquisitions were $212,209,495.

23

NOTES TO FINANCIAL STATEMENTS continued

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $146,128,756 and $165,985,653, respectively, for the year ended October 31, 2003.

On October 31, 2003, the aggregate cost of securities for federal income tax purposes was $154,411,275. The gross unrealized appreciation and depreciation on securities based on tax cost was $60,004,118 and $4,899,646, respectively, with a net unrealized appreciation of $55,104,472.

As of October 31, 2003, the Fund had $46,086,217 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2005	2006	2008	2009	2010

$4,076,393	$6,643,289	$20,952,673	$7,921,293	$6,492,569

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2003, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Unrealized	Capital Loss
Income	Appreciation	Carryover

$ 2,413,788	$ 55,104,472	$ 46,086,217

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses.

24

NOTES TO FINANCIAL STATEMENTS continued

At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2003, the Fund had average borrowings outstanding of $4,855 at a rate of 1.61% and paid interest of $78.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

13. LITIGATION

The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

25

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Emerging Markets Growth Fund, a series of Evergreen International Trust, as of October 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Emerging Markets Growth Fund as of October 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 5, 2003

26

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27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

28

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 101 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $240 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

564341 rv1   12/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen Global Leaders Fund

Evergreen Global Leaders Fund: Annual Report as of October 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
24	INDEPENDENT AUDITORS' REPORT
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2003

Dennis H. Ferro President and Chief Executive Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen Global Leaders Fund, which covers the 12-month period ended October 31, 2003.

The beginning of the most recent 12-month investment period was characterized by little optimism and plenty of doubt. The financial markets remained volatile in the summer of 2002, and stocks continued to swoon. Economic data was mixed and questions of corporate credibility remained fresh in everyone's mind. Fears of terror were pervasive and the U.S. was pressuring the United Nations to take action on Iraq. As a result, investors faced a huge challenge in October as the major equity market indexes dropped below their five-year lows achieved the previous July. Fortunately, equities rallied handsomely at this critical juncture as improving fundamentals, including signs of economic and profit growth, became more evident. Indeed, the first two months of the fourth quarter witnessed a solid rally for stocks in the range of 20%. Unfortunately, once the major market indices paused to take a breather in late November, it became apparent that the renewed optimism for investors was premature.

Ordinarily a healthy experience after such a surge, this pullback was accompanied by slower economic growth. The manufacturing sector weakened and the unemployment rate continued to climb. Consumer confidence waned and investors sought solace in U.S. Treasuries, which continued to perform well. In addition to the weak economic fundamentals, the uncertain geopolitical environment provided yet another major uncertainty with which investors had to contend in the New Year. As investors wrestled with these issues, global tensions worsened throughout early 2003. When the diplomatic efforts

1

LETTER TO SHAREHOLDERS continued

unraveled at the United Nations and war with Iraq seemed imminent, stocks once again revisited their five-year lows in early March.

While the threat of war was big enough to keep many investors away from stocks, it turned out that the uncertainty of war played a bigger role than the war itself. Ironically, as war approached and immediately after the conflict's inception, money poured back into the equity market. The Dow Jones Industrial Average experienced its best week in more than 20 years and over the span of just eight trading days, the value of the Wilshire 5000, a broad market index, expanded by $1 trillion. Overall market trends remained solid, though, and the administration again focused on the domestic economy and the proposed changes to fiscal policy. The passage of the new tax law resulted in greater optimism for equity performance, as many investors found comfort in the possibility that dividends could become a larger portion of total return potential. The monetary and fiscal stimulus being applied to the U.S. and international economy, through interest-rate reductions and tax cuts, encouraged hopes that global economic growth would begin to accelerate. After three years of persistent dismay, the renewed confidence of investors was a refreshing experience.

Yet just as the equity markets had strengthened their foundation, misperceptions about monetary policy threatened the financial markets. While currency movements were volatile, the weakening of the U.S. dollar on international currency exchanges relative to most foreign currencies, including the euro, the British pound sterling and the Japanese yen, helped the performance of investments denominated in those currencies. At the conclusion of its May meeting, the Federal Reserve hinted about its concerns for deflation. But at the conclusion of its June meeting, the Fed reduced rates by just 25 basis points, and not the expected one half point cut universally assumed. Soon after, Chairman Greenspan, in testimony to congressional banking committees, expressed optimism for economic growth in excess of 4% in 2004. Was this a Fed that was taking rates to zero? Obviously not, and

2

LETTER TO SHAREHOLDERS continued

the market drove the yield on the 10-year Treasury from 3.1% to 4.6% in just six weeks.

The bond market began to stabilize in August as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. Fed parlance indicated "monetary policy would remain accommodative for a considerable period." In addition, the majority of economic data remained strong during the summer months and equities, despite the volatility in the bond market, managed to hold onto much of their YTD gains. Moreover, when sovereign government bonds from major non-U.S. countries became relatively expensive in the second half of the period, rising expectations of a global economic recovery helped lift the performance of corporate bonds as well as equities. Solid economic growth resulted in significantly higher corporate profit growth, and the equity markets finished the period at the highest levels in more than a year.

As always, we recommend that investors attempt to participate in the financial markets with a fully diversified, long-term emphasis in their investment portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a new feature that presents a detailed Q&A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of October 31, 2003

MANAGEMENT TEAM

Patricia A. Bannan, CFA
Large Cap Core Growth Team Lead Manager

Gilman C. Gunn
International Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 11/1/1995

	Class A	Class B	Class C	Class I
Class inception date	6/3/1996	6/3/1996	6/3/1996	11/1/1995

Average annual return *

1 year with sales charge	4.35%	4.86%	7.76%	N/A

1 year w/o sales charge	10.72%	9.86%	9.88%	10.92%

5 year	-2.03%	-1.97%	-1.79%	-0.61%

Since portfolio inception	3.93%	4.00%	3.85%	4.96%

* Adjusted for maximum applicable sales charge, unless noted.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Global Leaders Fund Class A shares,1 versus a similar investment in the Morgan Stanley Capital International World-Free Index (MSCI World-Free) and the Consumer Price Index (CPI).

The MSCI World-Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 10.72% for the twelve-month period ended October 31, 2003, excluding any applicable sales charges. During the same period, the fund's benchmark MSCI World-Free Index returned 23.71%.

The twelve-month period ending October 31, 2003 encompassed a major recovery from market cycle lows experienced at the start of the fiscal year and revisited in mid-March 2003 just prior to the onset of the Iraq War. As the outcome of the shooting war became apparent, the markets began to anticipate an incipient economic and profit recovery.

In this liquidity driven environment, equity performance leadership, both domestically and internationally, has come from low quality, small cap, high beta companies that were primary beneficiaries of a leveraged response to improving economic conditions. The fund is dominated by large cap, blue chip companies from the major industrialized countries. Moreover, our stock selection criteria include high return on equity, consistent earnings growth and established market presence.

For most of the fiscal year, this approach has been a prescription for underperformance -- as the best companies have lagged badly. The biggest detractors to relative performance came from healthcare, consumer discretionary, financial and information technology sectors.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

2 Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2003.

The foreign stock style box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of October 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS A	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$12.13	$13.92	$19.09	$18.35	$14.95
Income from investment operations
Net investment loss	-0.02	-0.06	-0.05	-0.03	-0.06
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.32	-1.73	-4.30	1.09	3.46
Total from investment operations	1.30	-1.79	-4.35	1.06	3.40
Distributions to shareholders from
Net realized gains	0	0	-0.82	-0.32	0
Net asset value, end of period	$13.43	$12.13	$13.92	$19.09	$18.35
Total return[2]	10.72%	-12.86%	-23.60%	5.82%	22.74%
Ratios and supplemental data
Net assets, end of period (thousands)	$94,969	$89,528	$121,223	$134,930	$185,806
Ratios to average net assets
Expenses[3]	1.98%	1.88%	1.76%	1.69%	1.79%
Net investment loss	-0.20%	-0.41%	-0.34%	-0.16%	-0.37%
Portfolio turnover rate	141%	73%	24%	32%	33%

[1]   Net investment loss per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS B	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$11.56	$13.37	$18.49	$17.92	$14.70
Income from investment operations
Net investment loss	-0.10	-0.16	-0.16	-0.19	-0.19
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.24	-1.65	-4.14	1.08	3.41
Total from investment operations	1.14	-1.81	-4.30	0.89	3.22
Distributions to shareholders from
Net realized gains	0	0	-0.82	-0.32	0
Net asset value, end of period	$12.70	$11.56	$13.37	$18.49	$17.92
Total return[2]	9.86%	-13.54%	-24.12%	5.00%	21.90%
Ratios and supplemental data
Net assets, end of period (thousands)	$76,434	$104,638	$151,189	$224,523	$207,433
Ratios to average net assets
Expenses[3]	2.69%	2.63%	2.50%	2.43%	2.58%
Net investment loss	-0.88%	-1.16%	-1.09%	-0.93%	-1.16%
Portfolio turnover rate	141%	73%	24%	32%	33%

[1]   Net investment loss per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS C	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$11.54	$13.34	$18.46	$17.89	$14.67
Income from investment operations
Net investment loss	-0.10	-0.16	-0.16	-0.18	-0.19
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.24	-1.64	-4.14	1.07	3.41
Total from investment operations	1.14	-1.80	-4.30	0.89	3.22
Distributions to shareholders from
Net realized gains	0	0	-0.82	-0.32	0
Net asset value, end of period	$12.68	$11.54	$13.34	$18.46	$17.89
Total return[2]	9.88%	-13.49%	-24.16%	5.01%	21.95%
Ratios and supplemental data
Net assets, end of period (thousands)	$33,939	$41,808	$63,449	$6,062	$4,486
Ratios to average net assets
Expenses[3]	2.69%	2.63%	2.60%	2.43%	2.57%
Net investment loss	-0.90%	-1.17%	-1.18%	-0.91%	-1.15%
Portfolio turnover rate	141%	73%	24%	32%	33%

[1]   Net investment loss per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS I1	2003[2]	2002[2]	2001[2]	2000[2]	1999[2]

Net asset value, beginning of period	$12.36	$14.14	$19.33	$18.54	$15.05
Income from investment operations
Net investment income (loss)	0.03	-0.03	-0.02	0.01	-0.03
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.32	-1.75	-4.35	1.10	3.52
Total from investment operations	1.35	-1.78	-4.37	1.11	3.49
Distributions to shareholders from
Net realized gains	0	0	-0.82	-0.32	0
Net asset value, end of period	$13.71	$12.36	$14.14	$19.33	$18.54
Total return	10.92%	-12.59%	-23.40%	6.03%	23.19%
Ratios and supplemental data
Net assets, end of period (thousands)	$6,085	$10,811	$21,386	$42,018	$47,043
Ratios to average net assets
Expenses[3]	1.68%	1.62%	1.49%	1.43%	1.57%
Net investment income (loss)	0.24%	-0.17%	-0.11%	0.07%	-0.16%
Portfolio turnover rate	141%	73%	24%	32%	33%

[1]   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

[2]   Net investment income (loss) per share is based on average shares outstanding during the period.

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

October 31, 2003

	Country	Shares	Value

COMMON STOCKS 95.4%
CONSUMER DISCRETIONARY 14.1%
Automobiles 1.8%
Toyota Motor Corp. (p)	Japan	56,000	$ 1,591,863
Volvo AB, Class B	Sweden	83,200	2,323,784
3,915,647
Hotels, Restaurants & Leisure 0.7%
Starbucks Corp. *	United States	43,860	1,385,976
Household Durables 1.6%
Matsushita Electric Industrial Co., Ltd.	Japan	180,000	2,368,722
Yamada Denki Co. (p)	Japan	32,900	1,045,773
3,414,495
Internet & Catalog Retail 1.5%
InterActiveCorp *	United States	84,464	3,100,673
Media 4.2%
British Sky Broadcast *	United Kingdom	166,643	1,808,756
New York Times Co., Class A	United States	27,803	1,321,477
News Corp., Ltd., ADR	United States	77,540	2,287,430
Publicis Groupe SA (p)	France	66,802	2,086,377
Viacom, Inc., Class B	United States	35,776	1,426,389
8,930,429
Multi-line Retail 1.0%
Kohl's Corp. *	United States	37,046	2,077,169
Specialty Retail 3.3%
Kingfisher plc	United Kingdom	355,376	1,702,627
Lowe's Companies, Inc.	United States	40,500	2,386,666
Staples, Inc. *	United States	110,769	2,970,825
7,060,118
CONSUMER STAPLES 6.1%
Beverages 0.7%
Coca-Cola Co.	United States	34,082	1,581,405
Food & Staples Retailing 1.9%
Wal-Mart Stores, Inc.	United States	68,799	4,055,701
Food Products 0.6%
General Mills, Inc.	United States	28,433	1,275,220
Household Products 2.3%
Procter & Gamble Co.	United States	28,790	2,829,769
Reckitt Benckiser plc	United Kingdom	92,492	1,945,086
4,774,855
Personal Products 0.6%
Boots Group plc	United Kingdom	108,886	1,315,740
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
ENERGY 9.4%
Oil & Gas 9.4%
Apache Corp.	United States	56,310	$ 3,925,933
BP plc	United Kingdom	58,921	408,702
BP plc, ADR	United Kingdom	48,796	2,067,974
Devon Energy Corp.	United States	70,493	3,418,911
Petro-Canada (p)	Canada	83,400	3,359,395
Reliance Industries, Ltd., GDR, 144A	India	172,949	4,133,481
TotalFinaElf SA, ADR	France	21,877	1,707,938
TotalFinaElf SA, Class B	France	5,362	832,356
19,854,690
FINANCIALS 19.9%
Capital Markets 3.1%
BNP Paribas SA	France	48,018	2,519,960
J.P. Morgan Chase & Co.	United States	70,176	2,519,318
Morgan Stanley	United States	27,038	1,483,575
6,522,853
Commercial Banks 8.6%
Banco Bradesco SA, ADR (p)	Brazil	40,876	857,987
Bank of America Corp.	United States	44,455	3,366,577
HSBC Holdings plc (p)	United Kingdom	331,200	4,988,466
Mitsubishi Tokyo Financial Group, Inc.	Japan	215	1,542,549
Royal Bank of Scotland Group plc	United Kingdom	76,831	2,057,461
Standard Bank Investment Corp., Ltd.	South Africa	487,546	2,366,680
Sumitomo Trust & Banking Co., Ltd.	Japan	129,000	719,335
UBS AG	Switzerland	37,076	2,272,986
18,172,041
Diversified Financial Services 2.6%
Citigroup, Inc.	United States	115,159	5,458,537
Insurance 4.0%
American International Group, Inc.	United States	52,465	3,191,446
Chubb Corp.	United States	20,532	1,371,743
Mitsui Marine & Fire Insurance Co., Ltd.	Japan	193,000	1,588,030
Travelers Property Casualty Corp., Class B	United States	144,055	2,358,180
8,509,399
Real Estate 0.3%
Mitsubishi Estate Co., Ltd. (p)	Japan	75,000	717,918
Thrifts & Mortgage Finance 1.3%
Fannie Mae	United States	37,575	2,693,752
HEALTH CARE 12.7%
Biotechnology 1.1%
Amgen, Inc. *	United States	37,178	2,296,113
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
HEALH CARE continued
Health Care Equipment & Supplies 2.4%
Becton Dickinson & Co.	United States	26,141	$ 955,715
Boston Scientific Corp. *	United States	23,374	1,582,887
Medtronic, Inc.	United States	56,204	2,561,217
5,099,819
Health Care Providers & Services 0.5%
AmerisourceBergen Corp.	United States	19,000	1,078,630
Pharmaceuticals 8.7%
Astrazeneca plc, ADR	United Kingdom	39,429	1,879,975
Aventis SA, Class A	France	23,650	1,250,750
Eisai Co., Ltd.	Japan	29,900	700,590
Johnson & Johnson Co.	United States	24,828	1,249,593
Merck & Co., Inc.	United States	21,592	955,446
Mylan Laboratories, Inc.	United States	18,132	437,888
Novartis AG	Switzerland	58,211	2,215,199
Pfizer, Inc.	United States	81,159	2,564,625
Roche Holdings AG	Switzerland	18,707	1,545,455
Sanofi-Synthelabo SA	France	28,250	1,746,583
Schering AG	Germany	29,037	1,354,268
Watson Pharmaceuticals, Inc. *	United States	15,900	624,393
Wyeth	United States	42,027	1,855,072
18,379,837
INDUSTRIALS 9.8%
Aerospace & Defense 0.7%
United Technologies Corp.	United States	17,884	1,514,596
Air Freight & Logistics 0.3%
United Parcel Service, Inc., Class B	United States	9,390	680,963
Building Products 1.0%
American Standard Companies, Inc. *	United States	22,545	2,157,557
Commercial Services & Supplies 1.3%
Career Education Corp. *	United States	21,145	1,132,315
Cendant Corp. *	United States	80,548	1,645,595
2,777,910
Industrial Conglomerates 3.5%
3M Co.	United States	34,316	2,706,503
General Electric Co.	United States	156,121	4,529,070
7,235,573
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 2.7%
Danaher Corp.	United States	28,472	$ 2,358,905
Deere & Co.	United States	23,629	1,432,390
Dover Corp.	United States	33,056	1,289,845
Komatsu, Ltd.	Japan	99,000	534,965
5,616,105
Road & Rail 0.3%
West Japan Railway	Japan	177	657,461
INFORMATION TECHNOLOGY 13.6%
Communications Equipment 2.1%
Cisco Systems, Inc. *	United States	163,530	3,430,859
Ericsson LM Telephone, Ser. B	Sweden	540,000	927,074
4,357,933
Computers & Peripherals 1.7%
International Business Machines Corp.	United States	25,720	2,301,425
NEC Corp.	Japan	143,000	1,261,039
3,562,464
Electronic Equipment & Instruments 1.3%
Flextronics International, Ltd. *	United States	130,613	1,828,582
Sharp Corp.	Japan	65,000	1,021,842
2,850,424
IT Services 1.2%
First Data Corp.	United States	73,139	2,611,062
Office Electronics 0.3%
Canon, Inc.	Japan	15,000	724,730
Semiconductors & Semiconductor Equipment 2.9%
Advantest Corp.	Japan	19,800	1,472,727
ASML Holding NV	Netherlands	34,000	589,373
Intel Corp.	United States	44,640	1,475,352
Intersil Holding Corp., Class A	United States	40,994	1,057,235
Texas Instruments, Inc.	United States	50,740	1,467,401
6,062,088
Software 4.1%
Intuit, Inc. *	United States	39,318	1,965,114
Microsoft Corp.	United States	156,006	4,079,557
Oracle Corp. *	United States	213,595	2,554,596
8,599,267
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS 6.4%
Chemicals 2.3%
Air Products & Chemicals, Inc.	United States	27,157	$ 1,233,200
Ecolab, Inc.	United States	49,408	1,328,581
PPG Industries, Inc.	United States	39,268	2,263,800
4,825,581
Metals & Mining 4.1%
Alcoa, Inc.	United States	64,883	2,048,356
BHP Billiton, Ltd.	United Kingdom	350,300	2,749,158
JFE Holdings, Inc.	Japan	60,900	1,554,164
JSC MMC Norilsk Nickel, ADR	Russia	45,096	2,331,463
8,683,141
TELECOMMUNICATION SERVICES 3.4%
Diversified Telecommunication Services 2.0%
Nippon Telegraph & Telephone Corp.	Japan	512	2,283,099
Verizon Communications, Inc.	United States	54,111	1,818,129
4,101,228
Wireless Telecommunications Services 1.4%
NTT Mobile Communication Network, Inc.	Japan	693	1,497,902
Vodafone Airtouch plc	United Kingdom	711,595	1,493,452
2,991,354
Total Common Stocks			201,680,454
SHORT-TERM INVESTMENTS 8.4%
MUTUAL FUND SHARES 8.4%
Evergreen Institutional U.S. Government Money Market Fund (o)	United States	8,637,572	8,637,572
Navigator Prime Portfolio (pp)	United States	9,180,552	9,180,552
Total Short-Term Investments			17,818,124
Total Investments (cost $179,806,625) 103.8%			219,498,578
Other Assets and Liabilities (3.8%)			(8,071,682)
Net Assets 100.0%			$ 211,426,896
See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

October 31, 2003

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

The following table shows the percent of total investments by geographic location as of October 31, 2003:

United States	64.4%
United Kingdom	10.2%
Japan	9.7%
France	4.6%
Switzerland	2.7%
India	1.9%
Canada	1.5%
Sweden	1.5%
South Africa	1.1%
Russia	1.1%
Germany	0.6%
Brazil	0.4%
Netherlands	0.3%
100.0
See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

Assets
Identified cost of securities	$ 179,806,625
Net unrealized gains on securities	39,691,953

Market value of securities	219,498,578
Foreign currency, at value (cost $440)	440
Receivable for securities sold	1,245,237
Receivable for Fund shares sold	32,151
Dividends receivable	305,671
Receivable for securities lending income	937
Prepaid expenses and other assets	1,989

Total assets	221,085,003

Liabilities
Payable for Fund shares redeemed	374,418
Payable for securities on loan	9,180,552
Advisory fee payable	15,203
Distribution Plan expenses payable	11,479
Due to other related parties	1,747
Accrued expenses and other liabilities	74,708

Total liabilities	9,658,107

Net assets	$ 211,426,896

Net assets represented by
Paid-in capital	$ 224,789,656
Undistributed net investment loss	(21,460)
Accumulated net realized losses on securities, futures contracts and
foreign currency related transactions	(53,042,432)
Net unrealized gains on securities and foreign currency related transactions	39,701,132

Total net assets	$ 211,426,896

Net assets consists of
Class A	$ 94,968,837
Class B	76,434,446
Class C	33,938,527
Class I	6,085,086

Total net assets	$ 211,426,896

Shares outstanding
Class A	7,071,941
Class B	6,017,267
Class C	2,677,109
Class I	443,683

Net asset value per share
Class A	$ 13.43
Class A -- Offering price (based on sales charge of 5.75%)	$ 14.25
Class B	$ 12.70
Class C	$ 12.68
Class C -- Offering price (based on sales charge of 1.00%)	$ 12.81
Class I	$ 13.71

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

Investment income
Dividends (net of foreign withholding taxes of $251,162)	$ 3,932,778

Expenses
Advisory fee	1,904,251
Distribution Plan expenses
Class A	239,552
Class B	882,509
Class C	359,500
Administrative services fee	218,880
Transfer agent fees	1,300,864
Trustees' fees and expenses	3,926
Printing and postage expenses	51,682
Custodian fees	151,599
Registration and filing fees	37,663
Professional fees	21,072
Interest expense	1,329
Other	14,653

Total expenses	5,187,480
Less: Expense reductions	(873)

Net expenses	5,186,607

Net investment loss	(1,253,829)

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	4,175,126
Foreign currency related transactions	(253,281)

Net realized gains on securities and foreign currency related transactions	3,921,845
Net change in unrealized gains or losses on securities and foreign currency related transactions	16,211,233

Net realized and unrealized gains or losses on securities and foreign currency related transactions	20,133,078

Net increase in net assets resulting from operations	$ 18,879,249

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2003		2002

Operations
Net investment loss		$ (1,253,829)		$ (2,744,821)
Net realized gains or losses on securities, futures contracts and foreign currency related transactions		3,921,845		(25,674,580)
Net change in unrealized gains or losses on securities and foreign currency related transactions		16,211,233		(9,445,448)

Net increase (decrease) in net assets resulting from operations		18,879,249		(37,864,849)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	6,569,059	78,742,868	12,280,251	164,338,033
Class B	132,836	1,533,343	348,971	4,696,749
Class C	98,961	1,138,268	158,413	2,123,587
Class I	1,007,363	11,576,795	80,797	1,126,684

		92,991,274		172,285,053

Automatic conversion of Class B shares to Class A shares
Class A	1,339,451	16,855,651	207,373	2,956,315
Class B	(1,412,465)	(16,855,651)	(216,753)	(2,956,315)

		0		0

Payment for shares redeemed
Class A	(8,217,407)	(98,066,895)	(13,814,612)	(186,050,411)
Class B	(1,755,081)	(19,932,664)	(2,392,059)	(31,241,557)
Class C	(1,045,761)	(11,916,194)	(1,291,046)	(17,248,738)
Class I	(1,438,684)	(17,311,924)	(717,875)	(10,343,644)

		(147,227,677)		(244,884,350)

Net decrease in net assets resulting from capital share transactions		(54,236,403)		(72,599,297)

Total decrease in net assets		(35,357,154)		(110,464,146)
Net assets
Beginning of period		246,784,050		357,248,196

End of period		$ 211,426,896		$ 246,784,050

Undistributed net investment loss		$ (21,460)		$ (20,083)

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Global Leaders Fund (the "Fund") is a diversified series of Evergreen International Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee. Effective May 21, 2003, a redemption fee of 1.00% may apply to shares of any class redeemed or exchanged within 90 days of the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

19

NOTES TO FINANCIAL STATEMENTS continued

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses and net realized foreign currency gains or losses.

20

NOTES TO FINANCIAL STATEMENTS continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.87% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.59% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2003, the Fund paid brokerage commissions of $133,107 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on March 26, 2003.

21

NOTES TO FINANCIAL STATEMENTS continued

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $299,430,366 and $363,793,708, respectively, for the year ended October 31, 2003.

During the year ended October 31, 2003, the Fund loaned securities to certain brokers. At October 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $8,720,565 and $9,180,552, respectively. During the year ended October 31, 2003, the Fund earned $79,365 in income from securities lending, which is included in dividend income on the Statement of Operations.

On October 31, 2003, the aggregate cost of securities for federal income tax purposes was $181,384,388. The gross unrealized appreciation and depreciation on securities based on tax cost was $40,241,122 and $2,126,932, respectively, with a net unrealized appreciation of $38,114,190.

As of October 31, 2003, the Fund had $51,455,490 in capital loss carryovers for federal income tax purposes with $8,958,758 expiring in 2008, $17,574,316 expiring in 2009 and $24,922,416 expiring in 2010.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2003, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Loss	Appreciation	Carryover

$21,460	$38,114,190	$51,455,490

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses.

22

NOTES TO FINANCIAL STATEMENTS continued

At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2003, the Fund had average borrowings outstanding of $74,414 at a rate of 1.79% and paid interest of $1,329.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

12. LITIGATION

The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

23

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Global Leaders Fund, a series of Evergreen International Trust, as of October 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Global Leaders Fund as of October 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 5, 2003

24

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27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

28

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 101 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $240 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

564342 rv1   12/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen Global Opportunities Fund

Evergreen Global Opportunities Fund: Annual Report as of October 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
27	INDEPENDENT AUDITORS' REPORT
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2003

Dennis H. Ferro President and Chief Executive Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen Global Opportunities Fund, which covers the 12-month period ended October 31, 2003.

The beginning of the most recent 12-month investment period was characterized by little optimism and plenty of doubt. The financial markets remained volatile in the summer of 2002, and stocks continued to swoon. Economic data was mixed and questions of corporate credibility remained fresh in everyone's mind. Fears of terror were pervasive and the U.S. was pressuring the United Nations to take action on Iraq. As a result, investors faced a huge challenge in October as the major equity market indexes dropped below their five-year lows achieved the previous July. Fortunately, equities rallied handsomely at this critical juncture as improving fundamentals, including signs of economic and profit growth, became more evident. Indeed, the first two months of the fourth quarter witnessed a solid rally for stocks in the range of 20%. Unfortunately, once the major market indices paused to take a breather in late November, it became apparent that the renewed optimism for investors was premature.

Ordinarily a healthy experience after such a surge, this pullback was accompanied by slower economic growth. The manufacturing sector weakened and the unemployment rate continued to climb. Consumer confidence waned and investors sought solace in U.S. Treasuries, which continued to perform well. In addition to the weak economic fundamentals, the uncertain geopolitical environment provided yet another major uncertainty with which investors had to contend in the New Year. As investors wrestled with these issues, global tensions worsened throughout early 2003. When the diplomatic efforts

1

LETTER TO SHAREHOLDERS continued

unraveled at the United Nations and war with Iraq seemed imminent, stocks once again revisited their five-year lows in early March.

While the threat of war was big enough to keep many investors away from stocks, it turned out that the uncertainty of war played a bigger role than the war itself. Ironically, as war approached and immediately after the conflict's inception, money poured back into the equity market. The Dow Jones Industrial Average experienced its best week in more than 20 years and over the span of just eight trading days, the value of the Wilshire 5000, a broad market index, expanded by $1 trillion. Overall market trends remained solid, though, and the administration again focused on the domestic economy and the proposed changes to fiscal policy. The passage of the new tax law resulted in greater optimism for equity performance, as many investors found comfort in the possibility that dividends could become a larger portion of total return potential. The monetary and fiscal stimulus being applied to the U.S. and international economy, through interest-rate reductions and tax cuts, encouraged hopes that global economic growth would begin to accelerate. After three years of persistent dismay, the renewed confidence of investors was a refreshing experience.

Yet just as the equity markets had strengthened their foundation, misperceptions about monetary policy threatened the financial markets. While currency movements were volatile, the weakening of the U.S. dollar on international currency exchanges relative to most foreign currencies, including the euro, the British pound sterling and the Japanese yen, helped the performance of investments denominated in those currencies. At the conclusion of its May meeting, the Federal Reserve hinted about its concerns for deflation. But at the conclusion of its June meeting, the Fed reduced rates by just 25 basis points, and not the expected one half point cut universally assumed. Soon after, Chairman Greenspan, in testimony to congressional banking committees, expressed optimism for economic growth in excess of 4% in 2004. Was this a Fed that was taking rates to zero? Obviously not, and

2

LETTER TO SHAREHOLDERS continued

the market drove the yield on the 10-year Treasury from 3.1% to 4.6% in just six weeks.

The bond market began to stabilize in August as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. Fed parlance indicated "monetary policy would remain accommodative for a considerable period." In addition, the majority of economic data remained strong during the summer months and equities, despite the volatility in the bond market, managed to hold onto much of their YTD gains. Moreover, when sovereign government bonds from major non-U.S. countries became relatively expensive in the second half of the period, rising expectations of a global economic recovery helped lift the performance of corporate bonds as well as equities. Solid economic growth resulted in significantly higher corporate profit growth, and the equity markets finished the period at the highest levels in more than a year.

As always, we recommend that investors attempt to participate in the financial markets with a fully diversified, long-term emphasis in their investment portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a new feature that presents a detailed Q&A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of October 31, 2003

MANAGEMENT TEAM

Francis X. Claro, CFA
International Equity Team
Lead Manager

J. Gary Craven, CFA, CPA
Small/Mid Cap Growth Team
Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 3/16/1988

	Class A	Class B	Class C	Class I
Class inception date	3/16/1988	2/1/1993	2/1/1993	1/13/1997

Average annual return *

1 year with sales charge	32.10%	34.18%	36.83%	N/A

1 year w/o sales charge	40.19%	39.18%	39.18%	40.43%

5 year	10.36%	10.60%	10.62%	11.56%

10 year	6.99%	6.81%	6.69%	7.73%

* Adjusted for maximum applicable sales charge, unless noted.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Global Opportunities Fund Class A shares,1 versus a similar investment in the Morgan Stanley Capital International World Free Index (MSCI World Free), the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The MSCI World Free and the Russell 2000 Growth are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 40.19% for the twelve-month period ended October 31, 2003, excluding any applicable sales charges. During the same period, the Morgan Stanley Capital International World Free Index returned 23.71% and the Russell 2000 Growth Index returned 23.36%.

In the early months of the fiscal year, small company growth stocks continued to be out of favor in foreign markets as investors sought out value in a time of uncertainty. However, after the start of the war in Iraq, much of the uncertainty faded and investors began to recognize the attractive valuations of small company stocks. Moreover, the monetary and fiscal stimulus being applied to the U.S. and international economy, through interest-rate reductions and tax cuts, encouraged hopes that global economic growth would begin to accelerate.

We began the period with more than half the fund's assets invested in international markets, which tended to be performing better than the domestic market for small-cap stocks. However, as it became evident that the U.S. economy was beginning to accelerate, we gradually moved more assets into the small-cap market in the United States. By the end of the fiscal period, on October 31, 2003, approximately 56% of assets were invested in the U.S. and about 44% invested internationally.

In the international portion of the portfolio, we adjusted our holdings to take advantage of the prospect of improved global growth. For example, we overweighted media stocks, including broadcasters and ad agencies that we felt would gain from increased advertising spending, and semiconductor and selected technology stocks that could benefit from an increase in technology spending. We also increased our weightings in emerging markets and in Japan, where stocks had fallen to very low valuations.

Within the domestic portion of the portfolio, we gained conviction in the strength of the U.S. economy at the end of the first calendar quarter of 2003. The tax cuts/rebates and low interest rates were beginning to impact businesses. The single most important attribute we recognized in the market was the incredible amount of operating leverage inherent in many small companies. Over the last few years, companies had taken substantial costs out of their business models, so that even modest revenue growth would result in dramatically higher earnings growth. We felt this was under-estimated by the market and positioned the portfolio accordingly. We overweighted technology companies and traditional cyclical companies to take advantage of an increase in business spending. On the consumer side, we overweighted retailers and concentrated our holdings on those that cater to teens and baby boomers.

The stimulus being applied by policy-makers both internationally and in the United States is beginning to take effect. We are seeing evidence of a global economic rebound, including increasing gross domestic product rates and improved unemployment figures. More and more small-cap companies in Japan, for example, have begun surpassing earnings expectations, while China is emerging as the engine that drives growth throughout Asia. The German economy also is showing signs of a recovery, despite the rise in the value of the euro, which affects Germany's competitive position as an exporter.

2 Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2003.

The foreign stock style box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

This fund has participated in IPOs which may have affected performance. There is no assurance that this method will continue to have any impact on the fund's performance returns.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of October 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS A	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$13.71	$15.42	$27.82	$26.08	$19.26
Income from investment operations
Net investment loss	-0.17	-0.12	-0.14	-0.25	-0.18
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	5.68	-1.59	-5.26	6.89	8.22
Total from investment operations	5.51	-1.71	-5.40	6.64	8.04
Distributions to shareholders from
Net realized gains	0	0	-7.00	-4.90	-1.22
Net asset value, end of period	$19.22	$13.71	$15.42	$27.82	$26.08
Total return[2]	40.19%	-11.09%	-24.33%	27.91%	44.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$88,541	$60,506	$56,546	$68,513	$53,533
Ratios to average net assets
Expenses[3]	2.08%	1.89%	1.77%	1.68%	1.77%
Net investment loss	-1.12%	-0.76%	-0.82%	-0.82%	-0.81%
Portfolio turnover rate	257%	256%	210%	218%	136%

[1]   Net investment loss per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS B	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$12.15	$13.78	$25.79	$24.65	$18.39
Income from investment operations
Net investment loss	-0.25	-0.23	-0.24	-0.45	-0.32
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	5.01	-1.40	-4.77	6.49	7.80
Total from investment operations	4.76	-1.63	-5.01	6.04	7.48
Distributions to shareholders from
Net realized gains	0	0	-7.00	-4.90	-1.22
Net asset value, end of period	$16.91	$12.15	$13.78	$25.79	$24.65
Total return[2]	39.18%	-11.83%	-24.86%	26.94%	43.02%
Ratios and supplemental data
Net assets, end of period (thousands)	$31,244	$38,126	$78,946	$143,909	$111,267
Ratios to average net assets
Expenses[3]	2.81%	2.62%	2.52%	2.43%	2.53%
Net investment loss	-1.87%	-1.59%	-1.58%	-1.58%	-1.57%
Portfolio turnover rate	257%	256%	210%	218%	136%

[1]   Net investment loss per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS C	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$12.20	$13.83	$25.86	$24.70	$18.43
Income from investment operations
Net investment loss	-0.25	-0.22	-0.24	-0.45	-0.32
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	5.03	-1.41	-4.79	6.51	7.81
Total from investment operations	4.78	-1.63	-5.03	6.06	7.49
Distributions to shareholders from
Net realized gains	0	0	-7.00	-4.90	-1.22
Net asset value, end of period	$16.98	$12.20	$13.83	$25.86	$24.70
Total return[2]	39.18%	-11.79%	-24.88%	26.97%	42.98%
Ratios and supplemental data
Net assets, end of period (thousands)	$18,448	$15,585	$18,759	$29,427	$19,963
Ratios to average net assets
Expenses[3]	2.80%	2.63%	2.52%	2.43%	2.53%
Net investment loss	-1.85%	-1.54%	-1.57%	-1.57%	-1.57%
Portfolio turnover rate	257%	256%	210%	218%	136%

[1]   Net investment loss per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS I1	2003[2]	2002[2]	2001[2]	2000[2]	1999[2]

Net asset value, beginning of period	$13.90	$15.59	$28.03	$26.19	$19.58
Income from investment operations
Net investment loss	-0.13	-0.09	-0.10	-0.15	-0.20
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	5.75	-1.60	-5.34	6.89	8.03
Total from investment operations	5.62	-1.69	-5.44	6.74	7.83
Distributions to shareholders from
Net realized gains	0	0	-7.00	-4.90	-1.22
Net asset value, end of period	$19.52	$13.90	$15.59	$28.03	$26.19
Total return	40.43%	-10.84%	-24.27%	28.22%	42.20%
Ratios and supplemental data
Net assets, end of period (thousands)	$761	$475	$538	$782	$231
Ratios to average net assets
Expenses[3]	1.77%	1.61%	1.52%	1.42%	1.72%
Net investment loss	-0.84%	-0.53%	-0.56%	-0.48%	-0.49%
Portfolio turnover rate	257%	256%	210%	218%	136%

[1]   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

[2]   Net investment loss per share is based on average shares outstanding during the period.

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

October 31, 2003

	Country	Shares	Value

COMMON STOCKS 97.3%
CONSUMER DISCRETIONARY 18.5%
Auto Components 0.3%
Toyota Industries	Japan	21,200	$ 390,846
Automobiles 1.3%
Hero Honda Motors, Ltd.	India	61,173	477,087
Hyundai Motor Co., Ltd.	South Korea	23,030	767,667
Pininfarina SpA	Italy	20,090	588,269
1,833,023
Distributors 0.4%
Buhrmann NV	Netherlands	66,113	591,056
Hotels, Restaurants & Leisure 1.3%
Enterprise Inns	United Kingdom	37,074	531,613
P.F. Chang's China Bistro, Inc. *	United States	25,305	1,233,366
1,764,979
Household Durables 0.7%
Techtronic Industries	Hong Kong	108,000	297,528
Yamada Denki Co.	Japan	21,400	680,229
977,757
Leisure Equipment & Products 1.5%
Puma AG	Germany	9,082	1,323,144
Takara Co.	Japan	110,800	739,606
2,062,750
Media 6.3%
Aegis Group plc	United Kingdom	122,220	206,761
Carlton Communications	United Kingdom	84,127	308,178
Daily Mail & General Trust plc, Class A	United Kingdom	12,424	121,261
Edipresse SA	Switzerland	295	124,612
Fuji Television Network, Inc.	Japan	257	1,365,407
Granada Compass plc	United Kingdom	964,225	1,917,363
Grupo Televisa SA, ADR	Mexico	14,787	572,996
Harris Interactive, Inc.	United States	123,900	823,935
Incepta Group	United Kingdom	1	2
Ipsos	France	1,419	119,611
M6 Metropole Television	France	28,166	801,202
Mediaset SpA	Italy	43,164	435,504
Publicis Groupe SA	France	5,221	163,064
Seven Network, Ltd.	Australia	53,047	226,143
Spanish Broadcasting System, Inc., Class A *	United States	93,100	837,900
Television Broadcasts, Ltd.	Hong Kong	125,000	592,173
West Australian Newspapers Holdings, Ltd.	Australia	32,480	149,735
8,765,847
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Multi-line Retail 0.8%
House of Fraser plc	United Kingdom	169,702	$ 298,599
Societe Anonyme des Galeries Lafayette	France	5,651	812,264
1,110,863
Road & Rail 0.4%
Fraport AG *	Germany	20,713	536,289
Specialty Retail 4.5%
Bombay Co., Inc. *	United States	89,600	1,180,928
Bulgari SpA	Italy	43,350	391,579
Chico's FAS, Inc. *	United States	32,600	1,223,804
Dixons Group plc	United Kingdom	91,093	209,719
Guitar Center, Inc. *	United States	27,500	895,125
Next Group plc	United Kingdom	13,891	277,990
Pacific Sunwear of California, Inc. *	United States	72,500	1,674,025
Rona, Inc.	Canada	20,900	388,211
6,241,381
Textiles, Apparel & Luxury Goods 1.0%
Adidas AG	Germany	4,666	431,771
Christian Dior SA	France	10,203	567,670
Hermes International	France	2,687	462,034
1,461,475
CONSUMER STAPLES 4.0%
Beverages 1.4%
Cott Corp. *	Canada	41,600	1,083,680
Davide Campari Milano SpA	Italy	3,879	166,637
Fomento Economico Mexicano SA, ADR, Ser. B	Mexico	3,676	131,307
Ito En, Ltd.	Japan	14,300	577,922
1,959,546
Food & Staples Retailing 0.9%
United Natural Foods, Inc. *	United States	33,300	1,288,044
Food Products 1.1%
American Italian Pasta Co., Class A *	United States	28,500	1,089,840
Lindt & Spruengli, Ltd.	Switzerland	516	389,638
1,479,478
Personal Products 0.4%
Uni-Charm Corp.	Japan	13,300	619,644
Tobacco 0.2%
Altadis SA	Spain	9,636	233,379
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
ENERGY 1.4%
Energy Equipment & Services 0.1%
Unified Energy Systems, GDR	Russia	3,410	$ 87,262
Multi-Utilities & Unregulated Power 0.1%
Tata Power Co.	India	38,942	202,615
Oil & Gas 1.2%
Canadian Natural Resources, Ltd.	Canada	6,983	296,848
Chesapeake Energy Corp.	United States	99,900	1,191,807
Tupras-Turkiye Petrol Rafinerileri AS	Turkey	25,298,000	206,479
1,695,134
FINANCIALS 12.2%
Commercial Banks 5.1%
Akbank Turk Anonim Sirket	Turkey	35,358,704	165,763
Anglo Irish Bank Corp., plc	Ireland	104,994	1,259,261
Banco Bradesco SA, ADR	Brazil	27,297	572,964
Bank Polska Kasa Opieki Grupa	Poland	1,879	53,606
Community First Bankshares, Inc.	United States	32,200	874,230
Dime Community Bancorp, Inc.	United States	38,400	1,070,592
FloridaFirst Bancorp, Inc.	United States	24,800	658,440
Hudson United Bancorp	United States	26,700	968,943
OTP Bank	Hungary	24,374	297,548
Sumitomo Trust & Banking Co., Ltd.	Japan	193,000	1,076,215
Turkiye Garanti Bankasi SA	Turkey	50,282,511	117,863
7,115,425
Diversified Financial Services 3.7%
3I Group plc	United Kingdom	94,417	992,784
Amvescap	United Kingdom	125,974	996,657
Brascan Corp., Class A	Canada	19,469	553,516
D. Carnegie & Co. AB *	Sweden	15,200	157,741
Daewoo Securities	South Korea	27,810	105,271
ICAP plc	United Kingdom	45,949	1,078,123
Man Group	United Kingdom	33,418	821,225
Samsung Securities Co.	South Korea	5,060	108,169
Schroders	United Kingdom	28,988	368,471
5,181,957
Insurance 2.3%
Alleanza Assicuraz	Italy	12,235	122,309
Britannic Assurance plc	United Kingdom	122,404	566,724
Direct General Corp.	United Kingdom	29,400	881,706
Dowa Fire & Marine Insurance Co.	Japan	62,000	287,167
QBE Insurance Group, Ltd.	Australia	33,449	243,975
Triad Guaranty, Inc.	United States	20,200	996,466
3,098,347
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Media 0.1%
Lagardere Groupe S.C.A.	France	2,020	$ 101,482
Thrifts & Mortgage Finance 1.0%
BankUnited Financial Corp. *	United States	62,800	1,388,508
HEALTH CARE 9.5%
Biotechnology 2.1%
Cubist Pharmaceuticals, Inc. *	United States	86,300	1,002,806
ILEX Oncology, Inc. *	United States	51,500	1,074,290
Regeneron Pharmaceuticals, Inc. *	United States	58,600	811,024
2,888,120
Health Care Equipment & Supplies 3.1%
Cyberonics, Inc. *	United States	27,600	754,860
Flamel Technologies SA, ADR	United States	32,800	828,200
Q-Med AB *	Sweden	15,008	274,963
Therasense, Inc. *	United States	51,100	934,108
Wilson Greatbatch Technologies, Inc. *	United States	40,600	1,530,620
4,322,751
Health Care Providers & Services 1.9%
Advisory Board Co. *	United States	42,900	1,561,131
Generale de sante *	France	15,791	188,842
VCA Antech, Inc. *	United States	31,804	898,145
2,648,118
Pharmaceuticals 2.4%
Ligand Pharmaceuticals, Inc., Class B *	United States	64,500	888,810
Medicines Co. *	United States	55,800	1,487,070
Richter Gedeon, Ltd.	Hungary	4,576	468,915
SkyePharma plc *	United Kingdom	365,465	401,327
Teva Pharmaceutical Industries, Ltd., ADR	Israel	2,466	140,291
3,386,413
INDUSTRIALS 22.3%
Aerospace & Defense 1.6%
British Aerospace plc	United Kingdom	250,608	777,784
Embraer Empresa Brasileira de Aeronautica SA, ADR	Brazil	13,118	340,412
KVH Industries, Inc.	United States	33,700	941,578
M Systems Flash Disk Pioneers, Ltd. *	United States	2,981	59,024
Rolls Royce Group plc	United Kingdom	24,348	78,353
2,197,151
Air Freight & Logistics 0.1%
Exel	United Kingdom	10,841	139,456
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Airlines 1.9%
Airtran Holdings, Inc.	United States	66,200	$ 1,073,102
Continental AG	Germany	39,142	1,327,019
Koninklijke Grolsch	Netherlands	9,860	261,242
2,661,363
Building Products 1.3%
Gujarat Ambuja Cement, Ltd.	India	25,907	144,455
Trex Co., Inc. *	United States	44,900	1,661,300
1,805,755
Commercial Services & Supplies 9.2%
Arrk Corp.	Japan	2,900	192,789
Atos SA *	France	3,283	218,793
Charles River Associates, Inc.	United States	32,663	1,003,407
China Yuchai International, Ltd.	Bermuda	8,413	251,549
Education Management Corp. *	United States	17,200	1,086,696
Glory, Ltd.	Japan	32,000	1,002,634
Kroll, Inc. *	United States	57,300	1,332,798
Navigant Consulting Co. *	United States	129,600	2,129,328
Neopost	France	16,465	816,474
Seat Pagine Gialle	Italy	453,065	439,236
Startek, Inc.	United States	37,500	1,245,375
Stericycle, Inc. *	United States	18,400	849,712
Strayer Education, Inc.	United States	16,600	1,625,638
Vedior	Netherlands	45,168	650,285
12,844,714
Construction & Engineering 2.6%
Chicago Bridge & Iron Co.	United States	41,500	1,130,875
Dentsu, Inc.	Japan	184	827,173
Fomento de Construcciones y Contratas	Spain	8,928	290,866
Posco E&C Co., ADR	South Korea	4,841	140,292
Quanta Services, Inc. *	United States	122,100	998,778
Unilog SA	France	3,756	196,982
3,584,966
Electrical Equipment 1.8%
A.O. Smith Corp.	United States	52,200	1,652,130
Chloride Group	United Kingdom	282,287	217,829
Nidec Corp.	Japan	6,900	667,378
2,537,337
Industrial Conglomerates 0.6%
Burberry Group	United Kingdom	98,788	660,106
Reliance Industries, Ltd.	India	17,577	188,607
848,713
See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 2.1%
Deutz AG	Germany	171,810	$ 656,290
Shibaura Mechatronics Corp.	Japan	27,000	208,183
THK Co.	Japan	36,500	739,215
Wabash National Corp.	United States	59,600	1,374,972
2,978,660
Marine 0.3%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. *	South Korea	26,860	360,857
Road & Rail 0.8%
Marten Transport, Ltd.	United States	39,900	1,038,996
INFORMATION TECHNOLOGY 21.6%
Communications Equipment 2.3%
Inter-Tel, Inc.	United States	36,100	909,359
Safenet, Inc.	United States	41,800	1,394,030
Tekelec, Inc. *	United States	53,200	855,988
3,159,377
Computers & Peripherals 0.5%
Logitech International SA *	Switzerland	19,481	779,211
Electronic Equipment & Instruments 3.4%
Benchmark Electronics, Inc. *	United States	20,600	1,003,632
Filtronic Comtek	United Kingdom	83,768	575,369
Kemet Corp. *	United States	76,100	1,008,325
Lexar Media, Inc. *	United States	76,240	1,746,658
NEC Corp.	Japan	4,400	338,062
4,672,046
Internet Software & Services 3.9%
Digital River, Inc.	United States	37,700	1,032,226
Ecollege.com	United States	73,300	1,589,877
iPass, Inc. *	United States	45,831	851,082
J2 Global Communications, Inc. *	United States	26,100	739,152
WebEx Communications, Inc. *	United States	53,100	1,172,979
5,385,316
IT Services 0.2%
Solvus SA	Belgium	18,258	196,086
Tieto Corp.	Finland	5,740	151,949
348,035
See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 8.5%
Advantest Corp.	Japan	21,000	$ 1,561,984
ATMI, Inc. *	United States	42,200	970,178
BE Semiconductor Industries *	Netherlands	140,416	864,059
Chartered Semiconductor Manufacturing, ADR *	Singapore	9,299	91,409
FEI Co.	United States	48,700	1,156,625
Integrated Circuit System, Inc. *	United States	42,900	1,440,153
Integrated Silicon Solution *	United States	101,600	1,434,592
OmniVision Technologies, Inc. *	United States	33,200	1,885,760
Power Integrations, Inc. *	United States	42,900	1,493,778
Taiwan Semiconductor Manufacturing Co., Ltd., ADR *	Taiwan	20,139	222,737
UMC Japan *	Japan	501	682,499
11,803,774
Software 2.8%
ANSYS, Inc. *	United States	34,300	1,222,452
Faith, Inc.	Japan	7	56,898
Macromedia, Inc. *	United States	35,200	672,672
Open Text Corp.	Canada	68,000	1,343,680
Oracle Corp.	Japan	10,800	632,640
3,928,342
MATERIALS 2.9%
Chemicals 0.9%
Lonza Group AG	Switzerland	5,408	264,830
Sanyo Chemical Industries	Japan	53,000	342,712
SGL Carbon AG *	Germany	34,558	647,996
1,255,538
Construction Materials 0.2%
Cemex SA de CV, ADR	Mexico	12,851	308,424
Metals & Mining 1.8%
Grupo Mexico SA de CV	Mexico	99,071	173,777
JFE Holdings, Inc.	Japan	40,500	1,033,558
JSC MMC Norilsk Nickel, ADR	Russia	4,213	217,812
Mitsui Mining & Smelting Co., Ltd.	Japan	153,000	611,389
Placer Dome, Inc.	Canada	17,600	271,539
Southern Peru Copper Corp.	United States	5,285	150,411
2,458,486
See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 4.7%
Diversified Telecommunication Services 3.9%
Colt Telecom Group plc *	United Kingdom	816,527	$ 1,429,795
Intrado, Inc. *	United States	51,100	923,888
Primus Telecomm Group, Inc.	United States	102,700	946,894
SKY Perfect Communications, Inc.	Japan	586	713,141
Versatel Telecom	Netherlands	476,841	1,096,200
Vimpel-Communications, ADR *	Russia	5,007	325,956
5,435,874
Wireless Telecommunications Services 0.8%
America Movil SA de CV, Ser. L, ADR	Mexico	6,419	152,772
Mobistar *	Belgium	8,800	441,385
Panafon Hellenic Telecom SA	Greece	21,117	147,108
Turkcell Iletisim Hizmetleri A.S.	Turkey	35,429,000	270,049
1,011,314
UTILITIES 0.2%
Electric Utilities 0.2%
Korea Electric Power Corp., ADR	South Korea	27,601	299,471
Total Common Stocks			135,275,665
SHORT-TERM INVESTMENTS 4.5%
MUTUAL FUND SHARES 4.5%
Evergreen Institutional U.S. Government
Money Market Fund (o)	United States	6,157,508	6,157,508
Total Investments (cost $109,946,483) 101.8%			141,433,173
Other Assets and Liabilities (1.8%)			(2,438,454)
Net Assets 100.0%			$ 138,994,719
See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

October 31, 2003

*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

The following table shows the percent of total investments by geographic location as of October 31, 2003:
United States	56.1%
Japan	10.9%
United Kingdom	9.8%
Germany	3.5%
France	3.1%
Canada	2.8%
Netherlands	2.4%
Italy	1.5%
South Korea	1.3%
Switzerland	1.1%
Mexico	0.9%
Ireland	0.9%
India	0.7%
Brazil	0.6%
Hong Kong	0.6%
Hungary	0.5%
Turkey	0.5%
Belgium	0.5%
Russia	0.4%
Australia	0.4%
Spain	0.4%
Sweden	0.3%
Bermuda	0.2%
Taiwan	0.2%
Finland	0.1%
Greece	0.1%
Israel	0.1%
Singapore	0.1%
Poland	0.0%
100.0%
See Notes to Financial Statements

18

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

Assets
Identified cost of securities	$ 109,946,483
Net unrealized gains on securities	31,486,690

Market value of securities	141,433,173
Foreign currency, at value (cost $11,253)	11,387
Receivable for securities sold	1,122,145
Receivable for Fund shares sold	1,004,976
Dividends receivable	83,718
Prepaid expenses and other assets	17,010

Total assets	143,672,409

Liabilities
Payable for securities purchased	4,429,168
Payable for Fund shares redeemed	182,632
Advisory fee payable	10,457
Distribution Plan expenses payable	6,297
Due to other related parties	1,149
Accrued expenses and other liabilities	47,987

Total liabilities	4,677,690

Net assets	$ 138,994,719

Net assets represented by
Paid-in capital	$ 143,235,742
Undistributed net investment loss	(6,970)
Accumulated net realized losses on securities and foreign currency related transactions	(35,722,417)
Net unrealized gains on securities and foreign currency related transactions	31,488,364

Total net assets	$ 138,994,719

Net assets consists of
Class A	$ 88,540,919
Class B	31,244,049
Class C	18,448,376
Class I	761,375

Total net assets	$ 138,994,719

Shares outstanding
Class A	4,606,956
Class B	1,847,711
Class C	1,086,649
Class I	39,008

Net asset value per share
Class A	$ 19.22
Class A -- Offering price (based on sales charge of 5.75%)	$ 20.39
Class B	$ 16.91
Class C	$ 16.98
Class C -- Offering price (based on sales charge of 1.00%)	$ 17.15
Class I	$ 19.52

See Notes to Financial Statements

19

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

Investment income
Dividends (net of foreign withholding taxes of $87,813)	$ 1,104,268

Expenses
Advisory fee	1,053,346
Distribution Plan expenses
Class A	193,085
Class B	314,531
Class C	152,979
Administrative services fee	115,752
Transfer agent fees	599,900
Trustees' fees and expenses	16,029
Printing and postage expenses	67,830
Custodian fees	100,222
Registration and filing fees	90,667
Professional fees	33,260
Other	7,614

Total expenses	2,745,215
Less: Expense reductions	(930)

Net expenses	2,744,285

Net investment loss	(1,640,017)

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains on:
Securities	13,588,216
Foreign currency related transactions	173,601

Net realized gains on securities and foreign currency related transactions	13,761,817
Net change in unrealized gains or losses on securities and foreign currency related transactions	27,238,994

Net realized and unrealized gains or losses on securities and foreign currency related transactions	41,000,811

Net increase in net assets resulting from operations	$ 39,360,794

See Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2003		2002

Operations
Net investment loss		$ (1,640,017)		$ (1,762,032)
Net realized gains or losses on securities and foreign currency related transactions		13,761,817		(7,251,012)
Net change in unrealized gains or losses on securities and foreign currency related transactions		27,238,994		(4,969,009)

Net increase (decrease) in net assets resulting from operations		39,360,794		(13,982,053)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	6,325,360	90,839,849	6,014,798	89,670,053
Class B	208,065	3,094,159	259,606	3,695,421
Class C	441,396	5,764,446	387,906	5,550,189
Class I	723,559	9,942,964	449,100	6,240,936

		109,641,418		105,156,599

Automatic conversion of Class B shares to Class A shares
Class A	490,282	7,216,404	1,288,074	21,234,219
Class B	(554,977)	(7,216,404)	(1,446,217)	(21,234,219)

		0		0

Payment for shares redeemed
Class A	(6,621,722)	(94,702,298)	(6,556,424)	(98,702,523)
Class B	(942,801)	(12,160,694)	(1,407,003)	(19,654,728)
Class C	(632,036)	(8,000,713)	(467,162)	(6,653,591)
Class I	(718,745)	(9,836,119)	(449,418)	(6,261,023)

		(124,699,824)		(131,271,865)

Net decrease in net assets resulting from capital share transactions		(15,058,406)		(26,115,266)

Total increase (decrease) in net assets		24,302,388		(40,097,319)
Net assets
Beginning of period		114,692,331		154,789,650

End of period		$ 138,994,719		$ 114,692,331

Undistributed net investment loss		$ (6,970)		$ (14,451)

See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Global Opportunities Fund (the "Fund") is a diversified series of Evergreen International Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee. Effective May 21, 2003, a redemption fee of 1.00% may apply to shares of any class redeemed or exchanged within 90 days of the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

22

NOTES TO FINANCIAL STATEMENTS continued

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses and net realized foreign currency gains or losses.

23

NOTES TO FINANCIAL STATEMENTS continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.91% and declining to 0.66% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.52% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2003, the Fund paid brokerage commissions of $49,231 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on March 26, 2003.

24

NOTES TO FINANCIAL STATEMENTS continued

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $286,114,666 and $301,886,647, respectively, for the year ended October 31, 2003.

On October 31, 2003, the aggregate cost of securities for federal income tax purposes was $110,619,648. The gross unrealized appreciation and depreciation on securities based on tax cost was $32,101,694 and $1,288,169, respectively, with a net unrealized appreciation of $30,813,525.

As of October 31, 2003, the Fund had $35,039,681 in capital loss carryovers for federal income tax purposes with $27,730,741 expiring in 2009 and $7,308,940 expiring in 2010.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2003, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Loss	Appreciation	Carryover

$14,867	$30,813,525	$35,039,681

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

25

NOTES TO FINANCIAL STATEMENTS continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended October 31, 2003, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

12. LITIGATION

The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

26

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Global Opportunities Fund, a series of Evergreen International Trust, as of October 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Global Opportunities Fund as of October 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 5, 2003

27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

28

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 101 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $240 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

564343 rv1   12/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen International Equity Fund

Evergreen International Equity Fund: Annual Report as of October 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
27	INDEPENDENT AUDITORS' REPORT
28	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2003

Dennis H. Ferro President and Chief Executive Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen International Equity Fund, which covers the 12-month period ended October 31, 2003.

The beginning of the most recent 12-month investment period was characterized by little optimism and plenty of doubt. The financial markets remained volatile in the summer of 2002, and stocks continued to swoon. Economic data was mixed and questions of corporate credibility remained fresh in everyone's mind. Fears of terror were pervasive and the U.S. was pressuring the United Nations to take action on Iraq. As a result, investors faced a huge challenge in October as the major equity market indexes dropped below their five-year lows achieved the previous July. Fortunately, equities rallied handsomely at this critical juncture as improving fundamentals, including signs of economic and profit growth, became more evident. Indeed, the first two months of the fourth quarter witnessed a solid rally for stocks in the range of 20%. Unfortunately, once the major market indices paused to take a breather in late November, it became apparent that the renewed optimism for investors was premature.

Ordinarily a healthy experience after such a surge, this pullback was accompanied by slower economic growth. The manufacturing sector weakened and the unemployment rate continued to climb. Consumer confidence waned and investors sought solace in U.S. Treasuries, which continued to perform well. In addition to the weak economic fundamentals, the uncertain geopolitical environment provided yet another major uncertainty with which investors had to contend in the New Year. As investors wrestled with these issues, global tensions worsened throughout early 2003. When the diplomatic efforts

LETTER TO SHAREHOLDERS continued

unraveled at the United Nations and war with Iraq seemed imminent, stocks once again revisited their five-year lows in early March.

While the threat of war was big enough to keep many investors away from stocks, it turned out that the uncertainty of war played a bigger role than the war itself. Ironically, as war approached and immediately after the conflict's inception, money poured back into the equity market. The Dow Jones Industrial Average experienced its best week in more than 20 years and over the span of just eight trading days, the value of the Wilshire 5000, a broad market index, expanded by $1 trillion. Overall market trends remained solid, though, and the administration again focused on the domestic economy and the proposed changes to fiscal policy. The passage of the new tax law resulted in greater optimism for equity performance, as many investors found comfort in the possibility that dividends could become a larger portion of total return potential. The monetary and fiscal stimulus being applied to the U.S. and international economy, through interest-rate reductions and tax cuts, encouraged hopes that global economic growth would begin to accelerate. After three years of persistent dismay, the renewed confidence of investors was a refreshing experience.

Yet just as the equity markets had strengthened their foundation, misperceptions about monetary policy threatened the financial markets. While currency movements were volatile, the weakening of the U.S. dollar on international currency exchanges relative to most foreign currencies, including the euro, the British pound sterling and the Japanese yen, helped the performance of investments denominated in those currencies. At the conclusion of its May meeting, the Federal Reserve hinted about its concerns for deflation. But at the conclusion of its June meeting, the Fed reduced rates by just 25 basis points, and not the expected one half point cut universally assumed. Soon after, Chairman Greenspan, in testimony to congressional banking committees, expressed optimism for economic growth in excess of 4% in 2004. Was this a Fed that was taking rates to zero? Obviously not, and

LETTER TO SHAREHOLDERS continued

the market drove the yield on the 10-year Treasury from 3.1% to 4.6% in just six weeks.

The bond market began to stabilize in August as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. Fed parlance indicated "monetary policy would remain accommodative for a considerable period." In addition, the majority of economic data remained strong during the summer months and equities, despite the volatility in the bond market, managed to hold onto much of their YTD gains. Moreover, when sovereign government bonds from major non-U.S. countries became relatively expensive in the second half of the period, rising expectations of a global economic recovery helped lift the performance of corporate bonds as well as equities. Solid economic growth resulted in significantly higher corporate profit growth, and the equity markets finished the period at the highest levels in more than a year.

As always, we recommend that investors attempt to participate in the financial markets with a fully diversified, long-term emphasis in their investment portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a new feature that presents a detailed Q&A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FUND AT A GLANCE

as of October 31, 2003

MANAGEMENT TEAM

Gilman C. Gunn
International Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 9/6/1979

	Class A	Class B	Class C	Class I	Class R
Class inception date	1/20/1998	9/6/1979	3/6/1998	3/9/1998	10/10/2003

Average annual return*

1 year with sales charge	13.93%	14.86%	17.63%	N/A	N/A

1 year w/o sales charge	20.89%	19.86%	19.86%	21.19%	19.86%

5 year	0.87%	1.02%	1.15%	2.38%	1.37%

10 year	4.81%	5.01%	4.91%	5.57%	5.01%

* Adjusted for maximum applicable sales charge, unless noted.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen International Equity Fund Class A shares,1 versus a similar investment in the Morgan Stanley Capital International Europe, Australia and Far East Free Index (MSCI EAFE Free) and the Consumer Price Index (CPI).

The MSCI EAFE Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C , I and R prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A, I and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C and 0.50% for Class R. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, I and R would have been higher.

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 20.89% for the twelve-month period ended October 31, 2003, excluding any applicable sales charges. During the same period, the fund's benchmark MSCI EAFE Free Index returned 27.03%.

The first quarter of the fiscal year produced very mixed results. November saw a continuation of the sharp rebound from the weakness of earlier quarters of 2002 in part due to short covering. This rebound was temporary and by December the markets retrenched once more, a weakness that continued up through the end of March 2003. While our defensive positioning, which contributed positively in prior years, proved costly in November, it benefited the fund for the balance of the period up to March 31, 2003.

April saw a rapid change in sentiment supported in part by the short duration and positive outcome of the war in Iraq. However, in this case the market strength was led by lower quality, higher beta stocks and by strength in the technology sector in particular. The fund's defensive posture impacted negatively on relative performance. While the fund returned 15.05% in the quarter ended June 30, it lagged the index return by some 420 basis points. This quarter accounted for the majority of the fund's underperformance this year.

By early June, some positive signs were emerging, the major one being the evidence from Japan of real change in the corporate sector. From a vantage point of low valuation levels, improving global environment and real success at cost cutting, Japanese stocks were beginning to provide greater attraction and we moved to an overweight position in Japan for virtually the first time in the past twelve years. Additionally, we took a more positive view of duration of high oil prices and continued with a higher weighting than the index in the energy sector. We were also attracted to the pharmaceutical stocks, given their global dominance and reasonable top-line growth levels.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

2 Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2003.

The foreign stock style box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of October 31, 2003, and subject to change.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS A	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$5.89	$6.47	$8.61	$8.72	$7.47
Income from investment operations
Net investment income	0.08	0.07	0.05	0.07	0.06
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.14	-0.60	-1.50	0.34	1.19
Total from investment operations	1.22	-0.53	-1.45	0.41	1.25
Distributions to shareholders from
Net investment income	-0.05	-0.05	-0.02	-0.11	0
Net realized gains	0	0	-0.67	-0.41	0
Total distributions to shareholders	-0.05	-0.05	-0.69	-0.52	0
Net asset value, end of period	$7.06	$5.89	$6.47	$8.61	$8.72
Total return[2]	20.89%	-8.27%	-18.20%	4.66%	16.73%
Ratios and supplemental data
Net assets, end of period (millions)	$178	$195	$150	$132	$128
Ratios to average net assets
Expenses[3]	1.13%	1.12%	1.17%	1.15%	1.22%
Net investment income	1.26%	1.11%	0.76%	0.72%	0.77%
Portfolio turnover rate	141%	92%	129%	145%	131%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS B	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$5.74	$6.33	$8.49	$8.62	$7.43
Income from investment operations
Net investment income (loss)	0.02	0.02	0	-0.01	0
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.12	-0.57	-1.48	0.35	1.19
Total from investment operations	1.14	-0.55	-1.48	0.34	1.19
Distributions to shareholders from
Net investment income	0	-0.04	-0.01	-0.06	0
Net realized gains	0	0	-0.67	-0.41	0
Total distributions to shareholders	0	-0.04	-0.68	-0.47	0
Net asset value, end of period	$6.88	$5.74	$6.33	$8.49	$8.62
Total return[2]	19.86%	-8.75%	-18.78%	3.86%	16.02%
Ratios and supplemental data
Net assets, end of period (millions)	$38	$31	$37	$50	$64
Ratios to average net assets
Expenses[3]	1.85%	1.87%	1.92%	1.90%	1.97%
Net investment income (loss)	0.37%	0.29%	0.04%	-0.11%	0.01%
Portfolio turnover rate	141%	92%	129%	145%	131%

[1]   Net investment income (loss) per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS C	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$5.74	$6.33	$8.50	$8.62	$7.43
Income from investment operations
Net investment income (loss)	0.03	0.02	-0.02	-0.01	0
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency transactions	1.11	-0.57	-1.47	0.36	1.19
Total from investment operations	1.14	-0.55	-1.49	0.35	1.19
Distributions to shareholders from
Net investment income	0	-0.04	-0.01	-0.06	0
Net realized gains	0	0	-0.67	-0.41	0
Total distributions to shareholders	0	-0.04	-0.68	-0.47	0
Net asset value, end of period	$6.88	$5.74	$6.33	$8.50	$8.62
Total return[2]	19.86%	-8.75%	-18.88%	3.99%	16.02%
Ratios and supplemental data
Net assets, end of period (millions)	$52	$44	$49	$3	$2
Ratios to average net assets
Expenses[3]	1.85%	1.87%	1.93%	1.91%	1.97%
Net investment income (loss)	0.44%	0.33%	-0.36%	-0.10%	-0.02%
Portfolio turnover rate	141%	92%	129%	145%	131%

[1]   Net investment income (loss) per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS I1	2003[2]	2002[2]	2001[2]	2000[2]	1999[2]

Net asset value, beginning of period	$5.93	$6.49	$8.62	$8.73	$7.45
Income from investment operations
Net investment income	0.09	0.09	0.07	0.09	0.08
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.15	-0.60	-1.51	0.35	1.20
Total from investment operations	1.24	-0.51	-1.44	0.44	1.28
Distributions to shareholders from
Net investment income	-0.06	-0.05	-0.02	-0.14	0
Net realized gains	0	0	-0.67	-0.41	0
Total distributions to shareholders	-0.06	-0.05	-0.69	-0.55	0
Net asset value, end of period	$7.11	$5.93	$6.49	$8.62	$8.73
Total return	21.19%	-7.90%	-18.02%	4.93%	17.18%
Ratios and supplemental data
Net assets, end of period (millions)	$1,173	$677	$522	$567	$506
Ratios to average net assets
Expenses[3]	0.84%	0.88%	0.92%	0.90%	0.97%
Net investment income	1.40%	1.33%	1.07%	0.97%	1.02%
Portfolio turnover rate	141%	92%	129%	145%	131%

[1]   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

Year Ended
CLASS R	October 31, 2003[1,2]

Net asset value, beginning of period	$6.97
Income from investment operations
Net investment loss	0
Net realized and unrealized losses on securities and foreign currency related transactions	-0.09
Net asset value, end of period	$6.88
Total return	-1.29%
Ratios and supplemental data
Net assets, end of period (thousands)	$1
Ratios to average net assets
Expenses[3]	0.95%[4]
Net investment loss	-1.83%[4]
Portfolio turnover rate	141%

[1]   For the period from October 10, 2003 (commencement of class operations), to October 31, 2003.

[2]   Net investment loss per share is based on average shares outstanding during the period.

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[4]   Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2003

	Country	Shares	Value

COMMON STOCKS 95.7%
CONSUMER DISCRETIONARY 20.6%
Auto Components 1.8%
Autoliv, Inc.	Sweden	558,031	$ 18,374,156
Toyota Industries	Japan	467,600	8,620,725
26,994,881
Automobiles 2.6%
Hyundai Motor Co., Ltd.	South Korea	147,100	4,903,333
Toyota Motor Corp.	Japan	581,600	16,532,631
Volvo AB, Class B	Sweden	568,443	15,876,669
37,312,633
Distributors 0.3%
Buhrmann NV	Netherlands	505,428	4,518,571
Hotels, Restaurants & Leisure 0.6%
Hilton Group plc	United Kingdom	2,571,092	8,459,261
Household Durables 2.5%
Matsushita Electric Industrial Co., Ltd.	Japan	1,862,000	24,503,115
Yamada Denki Co.	Japan	347,500	11,045,772
35,548,887
Leisure Equipment & Products 0.2%
Nintendo Co., Ltd.	Japan	40,100	3,091,899
Media 8.6%
Antena 3 Television SA	Spain	1	30
Arnoldo Mondadori Editore SpA	Italy	301,467	2,310,121
Axel Springer Verlag AG *	Germany	19,500	1,403,597
British Sky Broadcast *	United Kingdom	1,752,700	19,023,947
Dentsu, Inc.	Japan	1,531	6,882,617
Edipresse SA	Switzerland	2,757	1,164,596
Fuji Television Network, Inc.	Japan	1,376	7,310,508
Grupo Televisa SA, ADR *	Mexico	110,152	4,268,390
Mediaset SpA	Italy	128,685	1,298,371
News Corp., Ltd.	Australia	2,531,377	18,589,209
Nippon Broadcasting System, Inc.	Japan	37,200	1,574,353
Publicis Groupe SA	France	615,747	19,231,169
Telegraaf Holdings NV	Netherlands	200,074	3,890,958
Television Broadcasts, Ltd.	Hong Kong	1,567,000	7,423,481
TF1 Television Francaise	France	381,777	11,436,169
Vivendi Universal	France	778,733	16,337,960
West Australian Newspapers Holdings, Ltd.	Australia	316,247	1,457,917
123,603,393
Multi-line Retail 0.7%
Isetan Co., Ltd.	Japan	710,100	7,338,968
New Clicks Holdings, Ltd.	South Africa	915,544	996,342
Societe Anonyme des Galeries Lafayette	France	15,223	2,188,125
10,523,435
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 2.5%
Dixons Group plc	United Kingdom	588,616	$ 1,355,142
Kingfisher plc	United Kingdom	5,292,770	25,357,973
Next Group plc	United Kingdom	436,403	8,733,389
35,446,504
Textiles, Apparel & Luxury Goods 0.8%
Christian Dior SA	France	121,233	6,745,106
Hermes International	France	24,819	4,267,666
11,012,772
CONSUMER STAPLES 4.6%
Beverages 1.7%
Davide Campari Milano SpA *	Italy	52,850	2,270,376
Diageo plc	United Kingdom	945,565	11,113,163
Ito En, Ltd.	Japan	146,100	5,904,504
Remy Cointreau SA	France	59,351	1,860,557
Southcorp, Ltd.	Australia	1,397,196	3,067,216
24,215,816
Food & Staples Retailing 0.8%
Koninklijke Ahold NV	Netherlands	317,743	2,685,706
Seven-Eleven Japan Co., Ltd.	Japan	276,000	8,722,914
11,408,620
Food Products 0.3%
Lindt & Spruengli, Ltd.	Switzerland	5,430	4,100,258
Personal Products 1.4%
Boots Group plc	United Kingdom	671,908	8,119,097
Uni-Charm Corp.	Japan	260,100	12,118,000
20,237,097
Tobacco 0.4%
Gallaher Group plc	United Kingdom	522,847	5,231,662
ENERGY 8.9%
Energy Equipment & Services 0.3%
Unified Energy Systems, GDR	Russia	157,418	4,028,327
Oil & Gas 8.6%
BP plc	United Kingdom	3,142,253	21,796,036
BP plc, ADR	United Kingdom	181,540	7,693,665
Canadian Natural Resources, Ltd.	Canada	45,600	1,935,666
CNOOC, Ltd.	Hong Kong	1,925,000	3,630,439
Encana Corp.	Canada	107,100	3,675,828
Eni SpA	Italy	793,547	12,585,615
Petro-Canada	Canada	393,688	15,857,956
Petrokazakhstan, Inc.	Canada	90,770	2,064,519
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil & Gas continued
Petroleo Brasileiro SA, ADR	Brazil	147,891	$ 3,475,438
Royal Dutch Petroleum Co., ADR	Netherlands	464,807	20,628,135
TotalFinaElf SA, Class B	France	179,806	27,911,726
YUKOS Corp., ADR *	Russia	52,796	2,439,175
123,694,198
FINANCIALS 19.6%
Capital Markets 2.0%
BNP Paribas SA	France	248,311	13,031,233
Deutsche Bank AG	Germany	119,487	7,871,565
Pargesa Holdings AG	Switzerland	3,674	8,377,780
29,280,578
Commercial Banks 9.4%
Anglo Irish Bank Corp., plc	Ireland	563,682	6,760,605
Banco Itau SA	Brazil	110,360,000	9,055,377
HSBC Holdings plc	United Kingdom	2,035,289	30,594,582
Mitsubishi Tokyo Financial Group, Inc.	Japan	2,924	20,978,658
National Bank of Canada	Canada	64,000	1,985,019
OTP Bank	Hungary	1,561,203	19,058,571
Royal Bank of Canada	Canada	91,000	4,379,591
Royal Bank of Scotland Group plc	United Kingdom	438,161	11,733,536
Sumitomo Trust & Banking Co., Ltd.	Japan	2,201,000	12,273,308
UBS AG	Switzerland	215,453	13,208,587
Wing Hang Bank, Ltd.	Hong Kong	890,300	5,489,878
135,517,712
Diversified Financial Services 3.8%
Acom Co., Ltd.	Japan	134,380	6,004,447
Brascan Corp., Class A	Canada	589,178	16,750,701
Groupe Bruxelles Lambert SA	Belgium	192,093	9,266,883
HBOS plc	United Kingdom	1,213,370	14,106,321
Lloyds TSB Group plc	United Kingdom	142,710	990,504
Nomura Securities International, Inc.	Japan	435,000	7,458,723
54,577,579
Insurance 3.6%
Assicurazioni Generali SpA	Italy	151,244	3,476,918
CNP Assurances	France	77,755	3,541,586
Irish Life & Permanent plc	Ireland	657,957	9,205,252
Mitsui Marine & Fire Insurance Co., Ltd.	Japan	2,290,000	18,842,430
QBE Insurance Group, Ltd.	Australia	1,291,160	9,417,651
Samsung Fire & Marine Insurance Co., Ltd.	South Korea	75,150	4,292,472
Swiss Reinsurance Co.	Switzerland	55,912	3,513,441
52,289,750
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Real Estate 0.8%
British Land Co. plc	United Kingdom	416,622	$ 3,654,734
Mitsubishi Estate Co., Ltd.	Japan	793,000	7,590,791
11,245,525
HEALTH CARE 8.8%
Health Care Equipment & Supplies 0.4%
Cochlear, Ltd.	Australia	266,036	5,934,393
Pharmaceuticals 8.4%
Aventis SA, Class A	France	324,171	17,144,058
Daiichi Pharmaceutical Co., Ltd.	Japan	87,700	1,338,080
Eisai Co., Ltd.	Japan	586,800	13,749,378
GlaxoSmithKline plc, ADR	United Kingdom	533,870	11,426,361
Novartis AG	Switzerland	431,853	16,434,016
Ranbaxy Laboratories, Ltd.	India	96,897	2,218,941
Richter Gedeon, Ltd.	Hungary	64,271	6,586,024
Roche Holdings AG	Switzerland	236,510	19,538,974
Sanofi-Synthelabo SA	France	225,415	13,936,494
Serono SA	Switzerland	6,704	4,621,201
Sugi Pharmacy Co., Ltd.	Japan	65,800	4,081,500
Yamanouchi Pharmaceutical Co., Ltd.	Japan	169,800	4,256,180
Zeneca Group	United Kingdom	124,727	5,855,172
121,186,379
INDUSTRIALS 10.5%
Aerospace & Defense 1.5%
British Aerospace plc	United Kingdom	6,892,768	21,392,316
Airlines 0.1%
Koninklijke Grolsch	Netherlands	70,389	1,864,969
Building Products 0.4%
Associated Cement Co., Ltd.	India	623,485	2,946,833
Gujarat Ambuja Cement, Ltd.	India	539,723	3,009,444
5,956,277
Commercial Services & Supplies 0.9%
Glory, Ltd.	Japan	75,400	2,362,455
Neopost *	France	122,024	6,050,983
Ritchie Brothers Auctioneers, Inc. *	Canada	114,614	5,188,576
13,602,014
Construction & Engineering 0.2%
Posco E&C Co., ADR	South Korea	86,341	2,502,162
Electrical Equipment 1.0%
Johnson Electric Holdings, Ltd.	Bermuda	4,189,500	5,420,247
Nidec Corp.	Japan	97,900	9,469,031
14,889,278
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Industrial Conglomerates 1.9%
Johnson Electric Holdings, Ltd., ADR	Hong Kong	22,700	$ 297,370
Reliance Industries, Ltd.	India	2,562,192	27,493,247
27,790,617
Machinery 0.7%
Fanuc, Ltd.	Japan	39,100	2,347,207
Komatsu, Ltd.	Japan	1,370,000	7,403,052
9,750,259
Marine 1.3%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. *	South Korea	1,345,030	18,070,112
Road & Rail 0.9%
East Japan Railway	Japan	1,417	6,408,737
West Japan Railway	Japan	1,777	6,600,608
13,009,345
Trading Companies & Distributors 0.6%
Veba AG	Germany	165,287	8,344,097
Transportation Infrastructure 1.0%
Seino Transportation Co., Ltd.	Japan	238,000	1,675,143
Yamato Transport Co., Ltd.	Japan	996,000	13,215,476
14,890,619
INFORMATION TECHNOLOGY 9.2%
Communications Equipment 1.4%
Ericsson LM Telephone, Ser. B	Sweden	11,853,036	20,349,342
Computers & Peripherals 1.0%
NEC Corp.	Japan	1,661,000	14,647,452
Electronic Equipment & Instruments 1.9%
Alps Electric Co., Ltd.	Japan	169,000	2,828,690
Sharp Corp.	Japan	317,000	4,983,444
Siemens AG	Germany	283,387	19,083,543
26,895,677
Office Electronics 1.2%
Canon, Inc.	Japan	352,000	17,006,993
Semiconductors & Semiconductor Equipment 2.9%
Advantest Corp.	Japan	367,600	27,342,149
ASML Holding NV	Netherlands	273,065	4,733,441
Samsung Electronics Co., Ltd.	South Korea	29,640	9,006,844
41,082,434
Software 0.8%
Oracle Corp.	Japan	51,700	3,028,471
Satyam Computer Services, Ltd.	India	1,272,333	8,593,582
11,622,053
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS 5.6%
Chemicals 1.5%
Imperial Chemical Industries plc	United Kingdom	3,253,943	$ 10,692,142
Lonza Group AG	Switzerland	103,192	5,053,326
Sanyo Chemical Industries	Japan	417,000	2,696,431
SGL Carbon AG *	Germany	214,432	4,020,807
22,462,706
Construction Materials 0.3%
Cemex SA de CV, ADR	Mexico	151,737	3,641,688
Containers & Packaging 0.5%
Amcor, Ltd.	Australia	1,286,178	7,741,860
Metals & Mining 3.0%
Anglo American plc	South Africa	246,400	5,029,213
BHP Billiton, Ltd.	United Kingdom	1,437,170	11,278,923
JFE Holdings, Inc.	Japan	572,100	14,599,955
JSC MMC Norilsk Nickel, ADR *	Russia	193,437	10,000,693
Mitsui Mining & Smelting Co., Ltd.	Japan	572,000	2,285,714
43,194,498
Paper & Forest Products 0.3%
UPM-Kymmene Corp.	Finland	216,800	4,052,623
TELECOMMUNICATION SERVICES 6.9%
Diversified Telecommunication Services 5.6%
BT Group plc	United Kingdom	2,235,494	7,032,836
China Telecom Corp., Ltd. *	China	21,614,000	7,164,785
Deutsche Telekom	Germany	1,747,964	27,499,378
France Telecom SA	France	956,555	23,122,872
Nippon Telegraph & Telephone Corp.	Japan	2,251	10,037,608
Telefonica SA *	Spain	490,393	6,092,270
80,949,749
Wireless Telecommunications Services 1.3%
NTT Mobile Communication Network, Inc.	Japan	3,440	7,435,473
Vodafone Airtouch plc	United Kingdom	5,486,283	11,514,272
18,949,745
UTILITIES 1.0%
Gas Utilities 1.0%
Gazprom Oao	Russia	616,466	14,795,184
Total Common Stocks			1,378,914,199
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

SHORT-TERM INVESTMENTS 5.4%
MUTUAL FUND SHARES 5.4%
Evergreen Institutional U.S. Government Money Market Fund (o)	United States	77,674,214	$ 77,674,214
Total Investments (cost $1,226,511,322) 101.1%			1,456,588,413
Other Assets and Liabilities (1.1%)			(16,342,700)
Net Assets 100.0%			$ 1,440,245,713

(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
*	Non-income producing security

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

The following table shows the percent of total investments by geographic location as of October 31, 2003:

Japan	25.1%
United Kingdom	17.7%
France	11.5%
United States	5.3%
Switzerland	5.2%
Germany	4.7%
Sweden	3.7%
Canada	3.6%
Australia	3.2%
India	3.0%
South Korea	2.7%
Netherlands	2.6%
Russia	2.1%
Hungary	1.8%
Italy	1.5%
Hong Kong	1.2%
Ireland	1.1%
Brazil	0.9%
Belgium	0.6%
Mexico	0.5%
China	0.5%
Spain	0.4%
South Africa	0.4%
Bermuda	0.4%
Finland	0.3%
100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

Assets
Identified cost of securities	$ 1,226,511,322
Net unrealized gains on securities	230,077,091

Market value of securities	1,456,588,413
Foreign currency, at value (cost $3,837)	3,759
Receivable for securities sold	53,820
Receivable for Fund shares sold	8,534,151
Dividends receivable	3,932,671
Prepaid expenses and other assets	146,930

Total assets	1,469,259,744

Liabilities
Payable for securities purchased	26,234,794
Payable for Fund shares redeemed	2,489,114
Advisory fee payable	53,019
Distribution Plan expenses payable	11,884
Due to other related parties	11,988
Accrued expenses and other liabilities	213,232

Total liabilities	29,014,031

Net assets	$ 1,440,245,713

Net assets represented by
Paid-in capital	$ 1,440,993,039
Undistributed net investment income	19,054,701
Accumulated net realized losses on securities, futures contracts and
foreign currency related transactions	(250,068,614)
Net unrealized gains on securities and foreign currency related transactions	230,266,587

Total net assets	$ 1,440,245,713

Net assets consists of
Class A	$ 178,141,374
Class B	37,603,539
Class C	51,748,096
Class I	1,172,751,717
Class R	987

Total net assets	$ 1,440,245,713

Shares outstanding
Class A	25,245,848
Class B	5,465,457
Class C	7,521,934
Class I	164,901,231
Class R	143

Net asset value per share
Class A	$ 7.06
Class A -- Offering price (based on sales charge of 5.75%)	$ 7.49
Class B	$ 6.88
Class C	$ 6.88
Class C -- Offering price (based on sales charge of 1.00%)	$ 6.95
Class I	$ 7.11
Class R	$ 6.88

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

Investment income
Dividends (net of foreign withholding taxes of $3,585,232)	$ 26,160,445

Expenses
Advisory fee	5,353,474
Distribution Plan expenses
Class A	586,721
Class B	312,545
Class C	456,348
Administrative services fee	1,151,916
Transfer agent fees	1,291,621
Trustees' fees and expenses	16,427
Printing and postage expenses	159,436
Custodian fees	1,537,925
Registration and filing fees	122,800
Professional fees	30,673
Interest expense	16,997
Other	45,440

Total expenses	11,082,323
Less: Expense reductions	(6,688)

Net expenses	11,075,635

Net investment income	15,084,810

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(15,341,791)
Foreign currency related transactions	(991,577)

Net realized losses on securities and foreign currency related transactions	(16,333,368)
Net change in unrealized gains or losses on securities and foreign currency related transactions	246,658,902

Net realized and unrealized gains or losses on securities and foreign currency related transactions	230,325,534

Net increase in net assets resulting from operations	$ 245,410,344

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2003 (a)		2002

Operations
Net investment income		$ 15,084,810		$ 10,142,075
Net realized gains or losses on securities, futures contracts and foreign currency related transactions		(16,333,368)		(110,862,450)
Net change in unrealized gains or losses on securities and foreign currency related transactions		246,658,902		17,399,807

Net increase (decrease) in net assets resulting from operations		245,410,344		(83,320,568)

Distributions to shareholders from
Net investment income
Class A		(1,686,171)		(1,169,745)
Class B		0		(234,128)
Class C		0		(299,279)
Class I		(7,450,807)		(4,292,873)

Total distributions to shareholders		(9,136,978)		(5,996,025)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	73,560,564	446,993,210	98,907,615	651,105,949
Class B	1,923,368	11,504,324	1,391,520	8,935,634
Class C	3,443,786	20,683,165	3,682,985	23,542,988
Class I	96,990,861	592,041,627	76,034,479	502,149,673
Class R	143	1,000	0	0

		1,071,223,326		1,185,734,244

Net asset value of shares issued in reinvestment of distributions
Class A	166,475	960,584	148,571	966,270
Class B	0	0	33,948	216,926
Class C	0	0	43,983	281,050
Class I	726,931	4,216,200	423,790	2,775,824

		5,176,784		4,240,070

Automatic conversion of Class B shares to Class A shares
Class A	787,142	4,697,361	774,317	5,339,584
Class B	(803,854)	(4,697,361)	(791,664)	(5,339,584)

		0		0

Payment for shares redeemed
Class A	(82,348,170)	(511,243,785)	(90,524,844)	(600,694,500)
Class B	(1,038,890)	(6,112,214)	(1,114,858)	(7,191,922)
Class C	(3,581,668)	(21,323,815)	(3,806,499)	(24,190,638)
Class I	(46,876,908)	(280,490,051)	(43,428,812)	(288,422,336)

		(819,169,865)		(920,499,396)

Net asset value of shares issued in acquisition
Class A	0	0	585,708	4,037,616
Class B	0	0	272	1,833
Class C	0	0	12,957	87,195
Class I	0	0	575,741	3,992,585

		0		8,119,229

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended October 31,
	2003 (a)	2002

Capital share transactions continued
Net increase in net assets resulting from capital share transactions	$ 257,230,245	$ 277,594,147

Total increase in net assets	493,503,611	188,277,554
Net assets
Beginning of period	946,742,102	758,464,548

End of period	$ 1,440,245,713	$ 946,742,102

Undistributed net investment income	$ 19,054,701	$ 9,109,495

(a) For Class R, for the period from October 10, 2003 (commencement of class operations), to October 31, 2003.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen International Equity Fund (the "Fund") (formerly Evergreen International Growth Fund) is a diversified series of Evergreen International Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C, Class R and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge but pay on ongoing distribution fee. Class B, Class C and Class R shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee. Effective May 21, 2003, a redemption fee of 1.00% may apply to shares of any class redeemed or exchanged within 90 days of the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from

NOTES TO FINANCIAL STATEMENTS continued

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income

NOTES TO FINANCIAL STATEMENTS continued

tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and passive foreign investment companies.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.36% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.11% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2003, the Fund paid brokerage commissions of $41,634 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.50% of the average daily net assets for Class R and 1.00% of the average daily net assets

NOTES TO FINANCIAL STATEMENTS continued

for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on March 26, 2003.

5. ACQUISITIONS

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia International Equity Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $477,803. The aggregate net assets of the Fund and Wachovia International Equity Fund immediately prior to the acquisition were $903,255,313 and $8,119,229, respectively. The aggregate net assets of the Fund immediately after the acquisition were $911,374,542.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,756,177,323 and $1,547,231,830, respectively, for the year ended October 31, 2003.

On October 31, 2003, the aggregate cost of securities for federal income tax purposes was $1,238,967,609. The gross unrealized appreciation and depreciation on securities based on tax cost was $225,891,921 and $8,271,117, respectively, with a net unrealized appreciation of $217,620,804.

As of October 31, 2003, the Fund had $236,940,048 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2005	2008	2009	2010	2011

$49,245	$10,458,615	$102,890,812	$103,584,773	$19,956,603

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2003, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryover

$18,571,918	$217,620,804	$236,940,048

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and unrealized currency losses.

The tax character of distributions paid was as follows:

	Year Ended October 31,
	2003	2002

Ordinary Income	$9,136,978	$5,996,025

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2003, the Fund had average borrowings outstanding of $1,014,114 at a rate of 1.68% and paid interest of $16,997.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

13. LITIGATION

The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen International Equity Fund, formerly Evergreen International Growth Fund, a series of Evergreen International Trust, as of October 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen International Equity Fund as of October 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 5, 2003

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 2.17% of ordinary income dividends paid during the fiscal year ended October 31, 2003 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the ten month period ended October 31, 2003, the Fund designates 100% of ordinary income distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2003 year-end tax information will be reported to you on your 2003 Form 1099-DIV, which shall be provided to you in early 2004.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 101 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $240 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

564345 rv1   12/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen Precious Metals Fund

Evergreen Precious Metals Fund: Annual Report as of October 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
12	STATEMENT OF ASSETS AND LIABILITIES
13	STATEMENT OF OPERATIONS
14	STATEMENTS OF CHANGES IN NET ASSETS
15	NOTES TO FINANCIAL STATEMENTS
20	INDEPENDENT AUDITORS' REPORT
21	ADDITIONAL INFORMATION
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2003

Dennis H. Ferro President and Chief Executive Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen Precious Metals Fund, which covers the 12-month period ended October 31, 2003.

The beginning of the most recent 12-month investment period was characterized by little optimism and plenty of doubt. The financial markets remained volatile in the summer of 2002, and stocks continued to swoon. Economic data was mixed and questions of corporate credibility remained fresh in everyone's mind. Fears of terror were pervasive and the U.S. was pressuring the United Nations to take action on Iraq. As a result, investors faced a huge challenge in October as the major equity market indexes dropped below their five-year lows achieved the previous July. Fortunately, equities rallied handsomely at this critical juncture as improving fundamentals, including signs of economic and profit growth, became more evident. Indeed, the first two months of the fourth quarter witnessed a solid rally for stocks in the range of 20%. Unfortunately, once the major market indices paused to take a breather in late November, it became apparent that the renewed optimism for investors was premature.

Ordinarily a healthy experience after such a surge, this pullback was accompanied by slower economic growth. The manufacturing sector weakened and the unemployment rate continued to climb. Consumer confidence waned and investors sought solace in U.S. Treasuries, which continued to perform well. In addition to the weak economic fundamentals, the uncertain geopolitical environment provided yet another major uncertainty with which investors had to contend in the New Year. As investors wrestled with these issues, global tensions worsened throughout early 2003. When the diplomatic efforts

1

LETTER TO SHAREHOLDERS continued

unraveled at the United Nations and war with Iraq seemed imminent, stocks once again revisited their five-year lows in early March.

While the threat of war was big enough to keep many investors away from stocks, it turned out that the uncertainty of war played a bigger role than the war itself. Ironically, as war approached and immediately after the conflict's inception, money poured back into the equity market. The Dow Jones Industrial Average experienced its best week in more than 20 years and over the span of just eight trading days, the value of the Wilshire 5000, a broad market index, expanded by $1 trillion. Overall market trends remained solid, though, and the administration again focused on the domestic economy and the proposed changes to fiscal policy. The passage of the new tax law resulted in greater optimism for equity performance, as many investors found comfort in the possibility that dividends could become a larger portion of total return potential. The monetary and fiscal stimulus being applied to the U.S. and international economy, through interest-rate reductions and tax cuts, encouraged hopes that global economic growth would begin to accelerate. After three years of persistent dismay, the renewed confidence of investors was a refreshing experience.

Yet just as the equity markets had strengthened their foundation, misperceptions about monetary policy threatened the financial markets. While currency movements were volatile, the weakening of the U.S. dollar on international currency exchanges relative to most foreign currencies, including the euro, the British pound sterling and the Japanese yen, helped the performance of investments denominated in those currencies. At the conclusion of its May meeting, the Federal Reserve hinted about its concerns for deflation. But at the conclusion of its June meeting, the Fed reduced rates by just 25 basis points, and not the expected one half point cut universally assumed. Soon after, Chairman Greenspan, in testimony to congressional banking committees, expressed optimism for economic growth in excess of 4% in 2004. Was this a Fed that was taking rates to zero? Obviously not, and

2

LETTER TO SHAREHOLDERS continued

the market drove the yield on the 10-year Treasury from 3.1% to 4.6% in just six weeks.

The bond market began to stabilize in August as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. Fed parlance indicated "monetary policy would remain accommodative for a considerable period." In addition, the majority of economic data remained strong during the summer months and equities, despite the volatility in the bond market, managed to hold onto much of their YTD gains. Moreover, when sovereign government bonds from major non-U.S. countries became relatively expensive in the second half of the period, rising expectations of a global economic recovery helped lift the performance of corporate bonds as well as equities. Solid economic growth resulted in significantly higher corporate profit growth, and the equity markets finished the period at the highest levels in more than a year.

As always, we recommend that investors attempt to participate in the financial markets with a fully diversified, long-term emphasis in their investment portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a new feature that presents a detailed Q&A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of October 31, 2003

MANAGEMENT TEAM

Prescott B. Crocker, CFA
High Yield Bond Team
Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 1/30/1978

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	1/30/1978	1/29/1998	2/29/2000

Average annual return*

1 year with sales charge	76.24%	80.65%	82.86%	N/A

1 year w/o sales charge	87.03%	85.65%	85.72%	87.44%

5 year	21.66%	21.98%	21.89%	23.08%

10 year	4.08%	4.24%	4.13%	4.63%

* Adjusted for maximum applicable sales charge, unless noted.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Precious Metals Fund Class A shares,1 versus a similar investment in the Standard & Poor's 500 Index (S&P 500), FT-SE Gold Mines Index and the Consumer Price Index (CPI).

The S&P 500 and the FT-SE Gold Mines are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 87.03% for the twelve-month period ended October 31, 2003, excluding any applicable sales charges. During the same period, the fund's benchmarks Standard & Poor's 500 Index returned 20.80% and the FT-SE Gold Mines Index returned 54.05%.

Major contributors to performance came from three important events. First, in mid-2002, the fund noted the continued strengthening of the South African Rand and proceeded to materially reduce exposure in gold and platinum mining companies operating in that country. A strong Rand significantly raised the cost of local production for these companies relative to dollar-based miners. The second important contributor to performance was the active concentration in holdings in copper/gold mining companies whose share prices benefited from the period's rapid increase in copper prices. The final contributor resulted from the fund's substantial transferal of weighting in assets from the fully valued mid cap sector of North American Gold mining companies to a variety of lower capitalization emerging companies whose share price performance more than doubled the former category.

The fund's residual 7% ownership of South African miners (down from 38%), along with miner positions in Meridean Gold and Agnico Eagle (North American Mid Caps) slightly held back performance returns.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

2 Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2003.

The foreign stock style box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry or sector.

Non-diversified funds may face increased risk of price fluctuation over more diversified funds due to adverse developments within certain sectors.

All data is as of October 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS A	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]
Net asset value, beginning of period	$17.32	$12.38	$8.74	$11.88	$11.64
Income from investment operations
Net investment income (loss)	-0.14	-0.04	0.15	0.02	-0.01
Net realized and unrealized gains or losses on securities and foreign currency related transactions	15.12	5.13	3.53	-3.16	0.25
Total from investment operations	14.98	5.09	3.68	-3.14	0.24
Distributions to shareholders from
Net investment income	-0.18	-0.15	-0.04	0	0
Net asset value, end of period	$32.12	$17.32	$12.38	$8.74	$11.88
Total return[2]	87.03%	41.63%	42.15%	-26.43%	2.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$176,785	$87,373	$57,028	$43,781	$69,387
Ratios to average net assets
Expenses[3]	1.44%	1.61%	1.92%	2.16%	2.01%
Net investment income (loss)	-0.62%	-0.26%	1.50%	0.16%	-0.07%
Portfolio turnover rate	129%	36%	23%	31%	33%

[1]   Net investment income (loss) per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS B	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]
Net asset value, beginning of period	$16.76	$12.05	$8.56	$11.72	$11.58
Income from investment operations
Net investment income (loss)	-0.28	-0.15	0.06	-0.09	-0.10
Net realized and unrealized gains or losses on securities and foreign currency related transactions	14.60	4.99	3.45	-3.07	0.24
Total from investment operations	14.32	4.84	3.51	-3.16	0.14
Distributions to shareholders from
Net investment income	-0.08	-0.13	-0.02	0	0
Net asset value, end of period	$31.00	$16.76	$12.05	$8.56	$11.72
Total return[2]	85.65%	40.54%	41.08%	-26.96%	1.21%
Ratios and supplemental data
Net assets, end of period (thousands)	$40,385	$24,389	$10,039	$5,895	$13,781
Ratios to average net assets
Expenses[3]	2.16%	2.35%	2.67%	2.91%	2.76%
Net investment income (loss)	-1.32%	-0.93%	0.63%	-0.80%	-0.94%
Portfolio turnover rate	129%	36%	23%	31%	33%

[1]   Net investment income (loss) per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS C	2003[1]	2002[1]	2001[1]	2000[1]	1999[1]
Net asset value, beginning of period	$16.74	$12.04	$8.55	$11.71	$11.58
Income from investment operations
Net investment income (loss)	-0.29	-0.13	0.04	-0.07	-0.09
Net realized and unrealized gains or losses on securities and foreign currency related transactions	14.58	4.96	3.47	-3.09	0.22
Total from investment operations	14.29	4.83	3.51	-3.16	0.13
Distributions to shareholders from
Net investment income	-0.10	-0.13	-0.02	0	0
Net asset value, end of period	$30.93	$16.74	$12.04	$8.55	$11.71
Total return[2]	85.72%	40.49%	41.13%	-26.99%	1.12%
Ratios and supplemental data
Net assets, end of period (thousands)	$71,188	$17,543	$1,634	$261	$465
Ratios to average net assets
Expenses[3]	2.15%	2.33%	2.63%	2.92%	2.85%
Net investment income (loss)	-1.33%	-0.73%	0.41%	-0.65%	-0.80%
Portfolio turnover rate	129%	36%	23%	31%	33%

[1]   Net investment income (loss) per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
CLASS I1	2003[2]	2002[2]	2001[2]	2000[2,3]

Net asset value, beginning of period	$17.16	$12.24	$8.63	$10.42
Income from investment operations
Net investment income (loss)	-0.08	0.03	0.30	0.04
Net realized and unrealized gains or losses on securities and foreign currency related transactions	14.97	5.05	3.35	-1.83
Total from investment operations	14.89	5.08	3.65	-1.79
Distributions to shareholders from
Net investment income	-0.22	-0.16	-0.04	0
Net asset value, end of period	$31.83	$17.16	$12.24	$8.63
Total return	87.44%	42.02%	42.41%	-17.18%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,595	$403	$23	$1
Ratios to average net assets
Expenses[4]	1.15%	1.34%	1.51%	1.79%[5]
Net investment income (loss)	-0.35%	0.19%	2.47%	0.48%[5]
Portfolio turnover rate	129%	36%	23%	31%

[1]   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional Shares (Class I).

[2]   Net investment income (loss) per share is based on average shares outstanding during the period.

[3]   For the period from February 29, 2000 (commencement of class operations), to October 31, 2000.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

October 31, 2003

	Country	Shares	Value

COMMON STOCKS 94.3%
MATERIALS 94.3%
Metals & Mining 94.3%
Amerigo Resources, Ltd.	Canada	7,972,500	$ 9,039,405
Anglogold	South Africa	17,752	687,630
Avgold, Ltd. *	South Africa	4,284,985	5,671,725
Barrick Gold Corp.	Canada	207,977	4,049,312
Barrick Gold Corp. - Canadian Exchange	Canada	38,700	752,582
Bema Gold Corp., *	Canada	3,080,000	9,714,026
Canyon Resources Corp. *	United States	117,648	227,061
Compania de Minas Buenaventura SA, ADR	Peru	406,000	19,333,720
El Dorado Gold Corp.	Canada	4,042,000	13,575,481
First Quantum Minerals, Ltd.	Canada	2,000,000	15,466,262
FNX Mining, Inc.	Canada	770,000	5,108,036
Freeport-McMoRan Copper & Gold, Inc., Class B	United States	144,350	5,593,563
Goldcorp, Inc.	Canada	686,000	10,763,340
Goldcorp, Inc., Class A - Canadian Exchange	Canada	153,400	2,409,741
Goldfields, Ltd.	South Africa	256,055	3,664,891
Goldfields, Ltd., ADR	South Africa	576,600	8,256,912
Harmony Gold Mining, Ltd., ADR	South Africa	400,800	6,060,096
Inmet Mining Corp.	Canada	1,543,700	13,974,055
Ivanhoe Mines, Ltd.	Canada	1,700,000	16,368,461
JCI, Ltd.	South Africa	247,926	28,458
Kenor ASA *	Norway	3,682,000	2,650,716
Miramar Mining Corp.	Canada	3,014,600	6,285,178
Nevsun Resources, Ltd.	Canada	1,859,100	11,571,805
Newcrest Mining, Ltd.	Australia	1,584,844	13,557,474
Newmont Mining Corp.	United States	490,790	21,486,786
Newmont Mining Corp., CDI	United States	582,305	2,523,639
Northern Orion Resources Inc.	Canada	590,000	1,252,464
Northgate Exploration, Ltd.	Canada	7,076,566	13,938,930
Novagold Resources, Inc. *	Canada	345,000	1,558,908
Placer Dome, Inc.	Canada	1,350,600	20,839,141
SouthernEra Resources, Ltd	United States	1,600,000	6,987,111
Western Area Gold Mining Corp. *	South Africa	224,720	1,306,018
Wheaton River Minerals, Ltd.	Canada	9,099,700	18,627,052
Total Common Stocks			273,329,979

		Principal Amount	Value

CONVERTIBLE DEBENTURES 0.0%
MATERIALS 0.0%
Metals & Mining 0.0%
JCI, Ltd., 17.00%, 01/15/2006	South Africa	$ 53,382	$ 90
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Country	Shares	Value

SHORT-TERM INVESTMENTS 4.2%
MUTUAL FUND SHARES 4.2%
Evergreen Institutional Money Market Fund (o)	United States	12,333,689	$ 12,333,689
Total Investments (cost $187,717,361) 98.5%			285,663,758
Other Assets and Liabilities 1.5%			4,288,890
Net Assets 100.0%			$ 289,952,648

*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
CDI	Chess Depositary Interests

The following table shows the percent of total investments by geographic location as of October 31, 2003:

Canada	61.4%
Australia	13.2%
South Africa	9.0%
United States	8.7%
Peru	6.8%
Norway	0.9%
100.0%
See Notes to Financial Statements

11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

Assets
Identified cost of securities	$ 187,717,361
Net unrealized gains on securities	97,946,397

Market value of securities	285,663,758
Receivable for securities sold	25,088,402
Receivable for Fund shares sold	5,124,776
Dividend receivable	25,257
Prepaid expenses and other assets	56,210

Total assets	315,958,403

Liabilities
Payable for securities purchased	25,304,707
Payable for Fund shares redeemed	595,216
Unrealized losses on forward foreign currency exchange contracts	45,902
Advisory fee payable	12,774
Distribution Plan expenses payable	13,389
Due to other related parties	2,364
Accrued expenses and other liabilities	31,403

Total liabilities	26,005,755

Net assets	$ 289,952,648

Net assets represented by
Paid-in capital	$ 248,775,259
Undistributed net investment income	8,547,385
Accumulated net realized losses on securities and foreign currency related transactions	(65,321,670)
Net unrealized gains on securities and foreign currency related transactions	97,951,674

Total net assets	$ 289,952,648

Net assets consists of
Class A	$ 176,785,171
Class B	40,384,969
Class C	71,187,516
Class I	1,594,992

Total net assets	$ 289,952,648

Shares outstanding
Class A	5,503,646
Class B	1,302,569
Class C	2,301,805
Class I	50,104

Net asset value per share
Class A	$ 32.12
Class A -- Offering price (based on sales charge of 5.75%)	$ 34.08
Class B	$ 31.00
Class C	$ 30.93
Class C -- Offering price (based on sales charge of 1.00%)	$ 31.24
Class I	$ 31.83

See Notes to Financial Statements

12

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

Investment income
Dividends (net of foreign withholding taxes of $76,130)	$ 1,515,487

Expenses
Advisory fee	1,097,525
Distribution Plan expenses
Class A	318,705
Class B	334,926
Class C	364,365
Administrative services fee	183,738
Transfer agent fees	530,818
Trustees' fees and expenses	2,721
Printing and postage expenses	40,165
Custodian fees	178,683
Registration and filing fees	69,161
Professional fees	21,040
Interest expense	394
Other	3,204

Total expenses	3,145,445
Less: Expense reductions	(882)

Net expenses	3,144,563

Net investment loss	(1,629,076)

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	46,686,777
Foreign currency related transactions	(312,751)

Net realized gains on securities and foreign currency related transactions	46,374,026
Net change in unrealized gains or losses on securities and foreign currency related transactions	77,649,470

Net realized and unrealized gains or losses on securities and foreign currency related transactions	124,023,496

Net increase in net assets resulting from operations	$ 122,394,420

See Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2003		2002

Operations
Net investment loss		$ (1,629,076)		$ (488,954)
Equity in earnings of wholly-owned, unconsolidated foreign subsidiary		0		(2,092)
Net realized gains on securities and foreign currency related transactions		46,374,026		2,822,920
Net change in unrealized gains or losses on securities and foreign currency related transactions		77,649,470		22,258,412

Net increase in net assets resulting from operations		122,394,420		24,590,286

Distributions to shareholders from
Net investment income
Class A		(888,084)		(720,113)
Class B		(113,975)		(111,031)
Class C		(117,894)		(20,056)
Class I		(6,906)		(1,282)

Total distributions to shareholders		(1,126,859)		(852,482)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,796,679	66,562,991	4,002,237	71,770,157
Class B	1,028,910	22,553,091	1,502,325	26,451,273
Class C	2,268,492	51,681,467	1,294,376	24,007,800
Class I	67,639	1,547,943	34,593	594,456

		142,345,492		122,823,686

Net asset value of shares issued in reinvestment of distributions
Class A	35,745	745,990	48,142	602,316
Class B	3,414	69,159	5,758	70,136
Class C	4,809	97,193	1,577	19,195
Class I	333	6,878	101	1,255

		919,220		692,902

Automatic conversion of Class B shares to Class A shares
Class A	10,824	251,167	156,171	2,346,203
Class B	(11,185)	(251,167)	(160,558)	(2,346,203)

		0		0

Payment for shares redeemed
Class A	(2,384,967)	(53,283,168)	(3,767,433)	(66,774,338)
Class B	(1,174,017)	(27,045,501)	(725,300)	(12,485,658)
Class C	(1,019,577)	(23,023,432)	(383,615)	(6,776,017)
Class I	(41,347)	(935,780)	(13,073)	(233,653)

		(104,287,881)		(86,269,666)

Net increase in net assets resulting from capital share transactions		38,976,831		37,246,922

Total increase in net assets		160,244,392		60,984,726
Net assets
Beginning of period		129,708,256		68,723,530

End of period		$ 289,952,648		$ 129,708,256

Undistributed net investment income		$ 8,547,385		$ 1,113,671

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Precious Metals Fund (the "Fund") is a non-diversified series of Evergreen International Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee. Effective May 21, 2003, a redemption fee of 1.00% may apply to shares of any class redeemed or exchanged within 90 days of the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

15

NOTES TO FINANCIAL STATEMENTS continued

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and passive foreign investment companies.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the

16

NOTES TO FINANCIAL STATEMENTS continued

class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. INVESTMENT IN FOREIGN SUBSIDIARY

On December 4, 2002, the Fund liquidated its investment in Precious Metals (Bermuda) Ltd., a wholly-owned, unconsolidated foreign subsidiary of the Fund, and received cash in the amount of $925,031 as a result of the liquidation. During the year ended October 31, 2002, investment activities of the foreign subsidiary had resulted in a net investment loss of $2,092.

4. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.41% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

During the fiscal year ended October 31, 2003, EIMC made a payment to the Fund in the amount of $70,878 relating to net gains realized by an employee of EIMC who had engaged in frequent trading in the Fund. This amount is included in realized gains on securities in the Statement of Operations.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.29% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2003, the Fund paid brokerage commissions of $26,363 to Wachovia Securities, LLC.

5. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

17

NOTES TO FINANCIAL STATEMENTS continued

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on March 26, 2003.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $252,360,009 and $230,844,699, respectively, for the year ended October 31, 2003.

At October 31, 2003, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange		U.S. Value at	In Exchange	Unrealized
Date	Contracts to Receive	October 31, 2003	for U.S. $	Loss

11/17/2003	10,240,200 CAD	$7,757,192	$7,803,094	$45,902

On October 31, 2003, the aggregate cost of securities for federal income tax purposes was $195,824,395. The gross unrealized appreciation and depreciation on securities based on tax cost was $90,813,540 and $974,177, respectively, with a net unrealized appreciation of $89,839,363.

As of October 31, 2003, the Fund had $57,209,309 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2005	2006	2007	2008

$1,605,922	$10,013,434	$33,416,250	$12,173,703

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2003, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Unrealized	Capital Loss
Income	Appreciation	Carryover

$8,547,335	$89,839,363	$57,209,309

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

18

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended October 31,
	2003	2002

Ordinary Income	$ 1,126,859	$ 852,482

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2003 the Fund had average borrowings outstanding of $24,288 at a rate of 1.62% and paid interest of $394.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

13. LITIGATION

The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

19

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Precious Metals Fund, a series of Evergreen International Trust, as of October 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Precious Metals Fund as of October 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 5, 2003

20

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 5.87% of ordinary income dividends paid during the fiscal year ended October 31, 2003 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the ten month period ended October 31, 2003, the Fund designates 16.50% of ordinary income distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2003 year-end tax information will be reported to you on your 2003 Form 1099-DIV, which shall be provided to you in early 2004.

21

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23

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

24

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 101 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

25

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $240 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

564346 rv1   12/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 - Principal Accountant Fees and Services

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

Items 5 - Audit Committee of Listed Registrants

If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

If applicable, not applicable at this time. Applicable for annual reports filed on or after July 1, 2003.

Item 8 - [Reserved]

Item 9 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen International Trust

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: December 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: December 31, 2003

By: ________________________
Carol A. Kosel
Principal Financial Officer

Date: December 31, 2003